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          The Retirement Specialist



                                   [GRAPHIC]




      I N C O M E  F U N D S
      2000 Semiannual Report

                              U.S. Government Securities Fund

                               GNMA Fund

                                Diversified Income Fund

                                 High Income Fund

                                  Tax Exempt Insured Fund


 [LOGO]SunAmerica
       Mutual Funds

SunAmerica Income Funds Semiannual Report

 From the SunAmerica Fixed Income Investment Team

 Michael Cheah

 Paul Kunz

 James T. McGrath

 John Risner

 Shaun Sterling

 Brian Wiese

 Dear Shareholders:

   Overall, the U.S. fixed income markets performed strongly during the semiannual period. However, the markets continued to be dominated by the policies of the Federal Reserve Board, and there was high volatility and great divergence in performance among the fixed income sectors.

 Market Review

   During most of the second calendar quarter, the U.S. fixed income markets remained under pressure amid signs of excessive demand growth in the U.S. economy and Fed tightening. The Fed's rate hike of 0.50% in May brought the cumulative rise in interest rates since June 1999 to 1.75%, leaving the targeted federal funds rate at 6.50%. Yield curves generally inverted in this tightening environment, especially in the U.S. Treasury market, where reductions in debt supply actually pushed long-term yields down.

   Beginning in early summer, U.S. fixed income markets rallied sharply, triggered by several important factors.

   . A general belief that the Federal Reserve Board had engineered a "soft landing" for the U.S. economy and thus had completed its cycle of raising interest rates. Evidence of moderating U.S. economic growth eased inflation concerns and moved the Federal Reserve Board to the sidelines. So, too, did a favorable backdrop of low unemployment and higher productivity with no sign of higher wages, potential GDP stronger than earlier anticipated, and rising oil prices--all with virtually no inflation. This background created a suitable environment for investors to re-enter the bond markets. As a result, yield curves steepened during the third calendar quarter, dramatically reversing the significant inversion of prior months.

   . A flight to quality. Equity market volatility as well as some profit-taking in the equity markets after the strong double-digit returns of 1999 contributed to the U.S. Treasury market's rally, especially at the long-term end of the yield curve.

   . A perceived scarcity value. The U.S. Treasury announced its decision in mid-March to reduce the number of auctions held and to institute a buyback program, whereby the U.S. Treasury would buy back its own longer-dated issues with budget surplus monies. The result during the semiannual period was less supply.

   In the last few weeks of the period, uncertainty surrounding the nearing election and the future of taxes and budget surpluses, among other factors, surfaced, and yields began to rise again. For the third calendar quarter as a whole, mortgage and asset-backed sectors outperformed comparable duration Treasuries, while the investment grade corporate and high yield sectors underperformed.

   For the semiannual period overall, international bond yields, with the exception of the U.K., were generally higher, primarily due to increases in interest rates by the U.S. Federal Reserve Board as well as by the European Central Bank. As in the U.S., the U.K. yield curve flattened and long-term rates were slightly lower. Within the international sector, emerging market bonds as a whole performed comparatively well, especially at the longer-term end of the yield curve.

 Market Outlook

   The outlook for U.S. fixed income markets is generally favorable. The U.S. economy is showing signs of coming into better balance, i.e. demand moderating and productivity rising. At the end of the semiannual period, labor markets were not as tight as they had been over the last several months, a leading indicator, we believe, that the economy will be able to achieve a relatively smooth adjustment to a more sustainable growth path by 2001. We agree with the consensus outlook that the Federal Reserve Board is nearing the end of its tightening bias.

   Further, the supply/demand picture for U.S. bonds is constructive. We believe that regardless of who wins the 2000 Presidential election, the fiscal surplus of approximately $230 billion for the year 2000 and $250-$300 billion for the year 2001 will still be there. This, in turn, indicates that the U.S. Treasury will continue to reduce its supply of bonds. For the full year 2000, the U.S. Treasury is anticipated to buy back roughly $30 billion of its own longer-dated issues with budget surplus monies.

   These positive conditions should present us with attractive opportunities to invest new cash flows. With this backdrop, we present you with a portfolio review for each of the SunAmerica Income Funds on the following pages.

 SunAmerica U.S. Government Securities Fund

      In spite of its conservative nature relative to other U.S. government funds, the SunAmerica U.S. Government Securities Fund performed well. The Fund's Class A returned 4.46% compared to 4.14% for its Lipper category for the six months ended September 30, 2000.* (Returns do not reflect sales charges.)



                      Average Annual Returns as of 9/30/00

                                                 Return
                                                  Since
                                                Inception
                                    1 yr  5 yr  10/01/93
                                    ----- ----- ---------
             A Shares
             At Net Asset Value...  5.66% 5.33%   5.19%
             A Shares With
             Maximum Sales Charge.  0.64% 4.31%   4.46%

                * Past performance is no
                guarantee of future results.
                Index performance is
                hypothetical and is not
                indicative of any mutual fund
                investment.

 Portfolio Review

      Rather than any duration or yield curve positioning strategy, the Fund's outperformance during the semiannual period was primarily due to effective sector positioning. Because the U.S. bond market was so volatile from sector to sector, we chose to move away from the "one-third" structure among premium mortgages, short-dated securities, and U.S. Treasuries that the Fund had long held. Instead, we chose to trade the bond market on an opportunistic basis, investing in those sectors that we believed offered the potential for greater total return. As of September 30, 2000, the Fund was invested 47.7% in U.S. government agencies, 29.8% in FNMAs and Freddie Macs, 17.6% in GNMAs, and the remainder in Federal Home Loan Bank Corp. Discount Notes, cash and cash equivalents.

 SunAmerica GNMA Fund
 (formerly SunAmerica Federal Securities Fund)

      As GNMAs outperformed U.S. Treasuries for the semiannual period, the SunAmerica GNMA Fund performed well. The Fund's Class A returned 4.99% compared to 4.69% for its Lipper category for the six months ended September 30, 2000.* (Returns do not reflect sales charges.)

                       Average Annual Returns as of 9/30/00

                                               Return
                                                Since
                                              Inception
                                  1 yr  5 yr  10/11/93
                                  ----- ----- ---------
                A Shares
                At Net Asset
                Value............ 7.53% 6.78%   6.43%
                A Shares With
                Maximum Sales
                Charge........... 2.42% 5.74%   5.69%

                     * Past performance is no
                     guarantee of future results.
                     Index performance is
                     hypothetical and is not
                     indicative of any mutual fund
                     investment.

      Effective July 28, 2000, we changed the name of the Fund (formerly known as Federal Securities Fund) to the SunAmerica GNMA Fund. We believe that the new name more accurately reflects our investment focus on GNMAs, which are the only U.S. agency securities explicitly guaranteed by the U.S. government. The Fund's management team and its principal investment practices remain the same.

 Portfolio Review

      The Fund benefited most during the semiannual period from its emphasis on GNMA mortgage-backed securities. With a reduced supply of U.S. Treasuries resulting from the fiscal surplus and the U.S. Treasury buyback program, investors have been seeking an alternative government-guaranteed investment. Earlier this year, Treasury Under-Secretary Gary Gensler suggested making several changes to the relationship between the U.S. Government and Government Sponsored Entities, specifically recommending repealing their discretionary lines of credit. Since GNMAs remain the only U.S. government-guaranteed, non-Treasury securities unencumbered by credit line concerns, they outperformed both Fannie Maes and Freddie Macs.

      As of September 30, 2000, the Fund was invested 62.5% in GNMAs, 28.8% in U.S. government agencies, 3.6% in FNMAs and Freddie Macs, and the remainder in Federal Home Loan Bank Corp Discount Notes, cash and cash equivalents.

 SunAmerica Diversified Income Fund

      SunAmerica Diversified Income Fund Class A posted a return of -1.41% for the six months ended September 30, 2000.* (Returns do not reflect sales charges.) The Fund's underperformance was primarily due to its underweighting in the emerging markets sector, its full allocation to the high yield sector, and its shorter-than-benchmark duration positioning in the U.S. Government sector.

                       Average Annual Returns as of 9/30/00

                                               Return
                                                Since
                                              Inception
                                  1 yr  5 yr  10/05/93
                                  ----- ----- ---------
                A Shares
                At Net Asset
                Value............ 6.26% 6.15%   4.42%
                A Shares With
                Maximum Sales
                Charge........... 1.21% 5.12%   3.69%

                     * Past performance is no
                     guarantee of future results.

 Portfolio Review

      International Bonds. Emerging markets bonds performed well over the semiannual period, as those markets came to believe the Federal Reserve Board tightening cycle would soon be coming to an end. Their performance was assisted during the second calendar quarter in particular by a smooth election in Mexico, several interest rate cuts in Brazil in an effort to spur economic growth and a stabilizing of Latin American currencies.

      We chose to reduce the Fund's exposure to South American sovereign debt and to increase some of our emerging market corporate positions. Based on concerns regarding economic conditions in these nations, we eliminated from the portfolio the Republic of Argentina and the Republic of Brazil, and we added to Celcaribe, a cellular telephone issue, at attractive levels. We maintained our positions in Mexico. As anticipated in our last shareholder report, we also established a position in Asian bonds through Indonesian corporate Asia Pulp & Paper (APP International Finance).

      High Yield. The high yield market posted negative returns for the early part of the second calendar quarter, but then seemed to have bounced off its lows of May with three of the four weeks in June seeing positive cash inflows. This helped spreads tighten modestly and allowed several new issues that had been shelved during previous months to be priced. The high yield sector then suffered in the third quarter from several high profile earnings revisions. The Fund's positions in Mpower Communications and ICG Communications were the major sources of underperformance in this portion of the portfolio. These and other telecommunications names that the Fund does not hold had a severe negative impact on the entire high yield market. High yield sectors such as energy and gaming held up very well over the semiannual period, but only partially offset the weakness in telecommunications.

      U.S. Treasuries. U.S. Government technicals remained favorable through much of the semiannual period, as Treasury buybacks continued and benign economic numbers boosted the hope for the ending of the Federal Reserve Board's active tightening policy. In fact, after the May rate hike of 0.50%, the Fed has been on hold. The targeted federal funds rate remained at 6.50%, but most government bonds continued to trade well under the funds rate. Maintaining our focus on the 3 to 5 year maturity range, which is shorter than the benchmark, we did not fully participate in the third calendar quarter Treasury market rally at the longer end of the yield curve.

      Going forward, we expect to continue the allocation strategy we began implementing during the last fiscal year--that is, to evenly balance the portfolio's allocation among the three major components of the Fund. In the emerging markets sector, we intend to continue focusing on corporate positions rather than sovereign debt and are actively considering investing in more longer-dated, as opposed to intermediate, issues. In the high yield sector, September and October tend to be seasonal low points, followed by a strengthening in November and December. We expect this pattern to continue through the end of 2000, and thus, while there are pockets of distress, we believe the broad high yield market currently represents good value. Our confidence in the U.S. Government sector is tempered somewhat by strength in oil prices and weakness in the euro.

 Winners and Losers

      As indicated above, most of the Fund's disappointments were in the high yield sector, including ICG Communications and Mpower Communications. Asia Pulp & Paper (APP International Finance) also disappointed, although we continue to believe its fundamentals remain favorable.

      Among the Fund's winners were IMPSAT Fiber Networks Corp., an Argentinian satellite telecommunications company, and GulfMark Offshore, a U.S. energy services company. Given the recent high volatility in the various sectors of the fixed income market, it is important to keep in mind that we remain disciplined in our process, and we continue to carry out integrated fundamental and technical analysis.

 SunAmerica High Income Fund

      During a challenging period for the high yield market, SunAmerica High Income Fund Class A posted a return of -2.67% for the six months ended September 30, 2000.* (Returns do not reflect sales charges.) The Fund was impacted most by its overweighting in the telecommunications sector.

                       Average Annual Returns as of 9/30/00

                                                     Return
                                                      Since
                                                    Inception
                                  1 yr  5 yr  10 yr  9/19/86
                                 ------ ----- ----- ---------
                A Shares
                At Net Asset
                Value...........  0.38% 5.88% 9.40%   7.21%
                A Shares With
                Maximum Sales
                Charge.......... -4.39% 4.86% 8.87%   6.84%

                     * Past performance is no
                     guarantee of future results.

Portfolio Review

      The broad high yield market appeared to have troughed toward the end of May, as liquidity and new issuance slowed fairly dramatically. In late August and early September, the announcement of several positive merger and acquisition transactions buoyed the market. Specifically, these were WorldCom's purchase of Intermedia Communications and Verizon's investment in NorthPoint in the telecommunications sector and Transocean's acquisition of R&B Falcon in the energy sector. The Fund owned bonds of each of the companies acquired, and all of these bonds rose upon their acquisition by investment grade companies.

      This momentum, however, was quickly halted in mid-September by several high profile earnings shortfalls in the telecommunications sector. Impacting the Fund were ICG Communications and Mpower Communications. These shortfalls, and many others from overextended telecommunications companies that the Fund does not hold, sent the high yield market reeling. At the same time, it is worth noting that within the telecommunications sector, the wireless sub-sector performed markedly better than the landline group. Cyclical sectors, such as steel and chemicals, were also hit hard over the period, primarily due to high inventory and high energy prices, respectively. The Fund benefited from being underweight in these cyclical sectors.

      Sectors with better industry fundamentals, notably energy and gaming, continued to perform well. Energy, where the Fund was modestly overweighted, benefited from rising oil prices over the semiannual period. Fund holdings Parker Drilling and R&B Falcon performed particularly well. Gaming, where the Fund is modestly underweighted, benefited from a strong economy and leisure spending. Fund holdings Venetian Casino Resort and Mandalay Bay were strong performers.

      During the semiannual period, we reduced the total number of names in the portfolio--while staying broadly diversified--to further enhance the Fund's focus. The number of names in the portfolio on September 30, 2000 was 90, down from 117 at the beginning of the period. We expect to maintain this approximate number of names for the foreseeable future.

      We also continue to use proprietary, bottom-up credit research and analysis to emphasize the strength of the company issuing the bond over the quality of the bond itself. As of September 30, 2000, approximately 20% of the Fund's assets were rated in the BB range and more than 50% in the B range.

      While there are pockets of distress and this fixed income sector is currently out of favor, looking ahead we remain generally positive on the broad high yield market for several reasons.

    . Historically, September and October are weak months in the high yield sector, followed by a strengthening in November and December. We expect this pattern to continue through the end of 2000.

    . The yield spread between high yield bonds and investment grade bonds, such as Treasuries, continues to reflect value in the high-yield market. In fact, the broad high yield market currently offers a spread over Treasury notes exceeding 6.50%--a level not seen since September 1998.

    . We optimistically anticipate that the year 2001 could bring coupon returns from high yield bonds of 10%-10.5% plus a modest appreciation of principal of 2%-3%.

      In this environment, we are focused on principal protection and income and remain confident the market will reward patient investors seeking current income.

 Winners and Losers

      R&B Falcon, NorthPoint Communications, Intermedia Communications and Schein Pharmaceutical were among the Fund's best performing holdings. In addition to ICG Communications and Mpower Communications, PSI Net, Orbcomm Global, and Metal Management were poor performers for the Fund.

 SunAmerica Tax Exempt Insured Fund

      Given its conservative management and greater focus on insured municipal bonds relative to other municipal debt funds, SunAmerica Tax Exempt Insured Fund closely tracked its Lipper category average. The Fund's Class A returned 3.27% compared to 3.43% for its Lipper category average for the six months ended September 30, 2000. For the quarter ended September 30, 2000, the Fund's Class A slightly outperformed its Lipper category average, with total returns of 2.17% and 2.15%, respectively.* (Returns do not reflect sales charges.)

                       Average Annual Returns as of 9/30/00

                                                    Return
                                                     Since
                                                   Inception
                                 1 yr  5 yr  10 yr 11/22/85
                                 ----- ----- ----- ---------
                A Shares
                At Net Asset
                Value........... 5.30% 4.71% 5.52%   6.16%
                A Shares
                With Maximum
                Sales Charge.... 0.30% 3.70% 5.01%   5.81%

                     * Past performance is no
                     guarantee of future results.
                     Index performance is
                     hypothetical and is not
                     indicative of any mutual fund
                     investment.

      The municipal bond market mirrored the Treasury market for much of the semiannual period. Both markets sold off dramatically in the first six weeks for several reasons. Fear that the Federal Reserve Board was behind the curve in staving off inflation was the primary reason. The second factor was the perceived overreaction to the effect the Treasury's scheduled buyback of longer-dated bonds would have on rates. Both of these concerns were addressed in the following three months or so, as several benign economic numbers were reported. The municipal market, like the Treasury market, rallied. In the last three weeks of the semiannual period, fears of inflation resurfaced with the spike in oil prices, and municipal bond yields rose again. Still, for the semiannual period overall, 30-year municipal bond yields fell 0.08%, from 5.62% to 5.54%, having reached a peak of 6.00% in May 2000.

      The supply/demand picture was constructive. There remained a compelling lack of municipal supply--down nearly 8% for the second quarter of 2000 over the same period one year prior and down nearly 18% for the third quarter. New issue volume was relatively stable, but there was a significant reduction in refundings, as municipalities had little incentive to refinance in a higher interest rate environment. Demand for municipals from the retail buyer was even stronger than it was last year, due in part to the perception that budget surpluses at the federal, state and local levels would cut supply further and therefore create a scarcity value. Insurance companies and other institutions, historically large buyers of municipal bonds, were relatively quiet during the first part of the semiannual period but came back into the market during August and September when the relative value of municipals versus Treasuries became quite attractive.

      Credit upgrades to downgrades continued at approximately a 3:1 ratio, indicating greater economic diversity, increased financial flexibility and still healthy tax coffers in many locales, solidified by the sustained national economic expansion. Particularly noteworthy was New York City's credit upgrade in the third calendar quarter, as this market is the nation's largest local issuer of municipal debt.

 Portfolio Review

      Over the semiannual period, we kept the Fund's average duration shorter than the benchmark, based on ongoing strength in the U.S. economy and the Federal Reserve Board's bias toward raising interest rates. This positioning, however, impacted Fund performance when the municipal market rallied following the Fed's last rate hike in May. Toward the end of the period, we slightly lengthened the Fund's duration by selling Jefferson County, Colorado Utilities and buying Washington State General Obligations. This strategy added yield to Fund returns. The average duration of the Fund at September 30, 2000 was 7.4 years.

      We remained concentrated on issues from Illinois and Texas, which offered the highest yields coupled with good liquidity and attractive pricing. We sold almost all of the Fund's California holdings, taking profits in most, as this state's paper was trading very rich to the general market. We redeployed those assets into housing paper, seeking higher current yield. We bought, for example, North Carolina Housing Finance Agency and Maine State Housing Finance Authority. The Fund remained diversified among 29 states at the end of the semiannual period.

      We maintained the Fund's high portfolio quality. As of September 30, 2000, more than 94% of the Fund's assets were in "Aaa"-rated bonds or in bonds backed by publicly held municipal insurers, such as American Municipal Bond Assurance Corp., Financial Guarantee Insurance Company and Municipal Bond Investors Assurance Corp. The remainder of the portfolio was in "Aa"-rated bonds.

      Looking ahead, municipals should benefit from positive supply/demand technicals as well as local governments' improving fiscal profiles due to healthy tax revenue growth. In the near term, we intend to lengthen the Fund's average duration further toward a neutral position and to focus on yield over total return.

Winners and Losers

      The Fund's holdings in shorter-term paper disappointed, including Bexar County, Texas Health Facilities Development Corp. and Harris County, Texas Hospital District, but we continue to hold both. Our California holdings that we sold at a profit performed well for the Fund, especially Long Beach, California Harbor Revenue and San Francisco City and County Redevelopment Agency. Other winners for the Fund included Houston, Texas Independent School District General Obligation and New Orleans General Obligations.

If you would like additional information:

    [_] Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.

    [_] Visit SunAmerica on the World Wide Web. Visit our site at www.sunamericafunds.com for more up-to-date information.

                            SunAmerica Mutual Funds
                      thanks you for your continued support.

    SunAmerica Income Funds
    STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2000 (unaudited)


                          U.S. Government    GNMA      Diversified      High       Tax Exempt
                          Securities Fund    Fund      Income Fund  Income Fund   Insured Fund
                          --------------- -----------  -----------  ------------  ------------
ASSETS:
Investment securities,
 at value (identified
 cost $174,205,447;
 $72,302,104;
 $55,927,108;
 $166,383,894; and
 $76,818,315
 respectively)..........   $171,229,073   $71,979,009  $48,700,307  $139,682,115  $80,439,956
Short-term securities
 (identified cost
 $14,986,625;
 $14,986,625; $690,168;
 $3,129,015; and
 $900,000 respectively).     14,986,625    14,986,625      119,063       540,350      900,000
Repurchase agreements
 (cost equals market)...      8,674,000     3,801,000      109,000           --           --
Cash....................        461,145        28,284          604       106,859       21,201
Interest and dividends
 receivable.............      2,205,566       526,482    1,274,412     3,508,719    1,383,535
Receivable for
 investments sold.......            --            --           --        995,700          --
Receivable for shares of
 beneficial interest
 sold...................         17,077       340,288       65,460       376,887      933,182
Receivable due from
 adviser................            853        21,893        1,885         3,077        1,172
Prepaid expenses........          2,256           748          961         1,604          969
                           ------------   -----------  -----------  ------------  -----------
 Total assets...........    197,576,595    91,684,329   50,271,692   145,215,311   83,680,015
                           ------------   -----------  -----------  ------------  -----------
LIABILITIES:
Payable for investments
 purchased..............     16,443,132    15,278,021          --      2,161,481          --
Dividends payable.......        397,871       177,342      186,900       599,946      154,565
Payable for shares of
 beneficial interest
 redeemed...............        301,335       302,543       32,626     1,002,331       54,117
Accrued expenses........        198,723        62,589       75,717       142,270       85,848
Investment advisory and
 management fees
 payable................        111,271        30,684       27,177        96,215       34,382
Distribution and service
 maintenance fees
 payable................         67,062        33,666       20,675        95,564       32,457
                           ------------   -----------  -----------  ------------  -----------
 Total liabilities......     17,519,394    15,884,845      343,095     4,097,807      361,369
                           ------------   -----------  -----------  ------------  -----------
 Net assets.............   $180,057,201   $75,799,484  $49,928,597  $141,117,504  $83,318,646
                           ============   ===========  ===========  ============  ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................   $    212,918   $    71,140  $   138,622  $    249,672  $    66,711
Paid-in capital.........    212,372,380    76,153,673   91,995,303   213,967,144   82,318,149
                           ------------   -----------  -----------  ------------  -----------
                            212,585,298    76,224,813   92,133,925   214,216,816   82,384,860
Accumulated
 undistributed net
 investment
 income.................        400,306        66,823      158,127       270,720       63,019
Accumulated net realized
 loss on investments,
 futures,
 options and foreign
 currency...............    (29,952,029)     (169,057) (34,565,549)  (44,079,588)  (2,750,874)
Net unrealized
 appreciation
 (depreciation) on
 investments............     (2,976,374)     (323,095)  (7,797,906)  (29,290,444)   3,621,641
                           ------------   -----------  -----------  ------------  -----------
 Net assets.............   $180,057,201   $75,799,484  $49,928,597  $141,117,504  $83,318,646
                           ============   ===========  ===========  ============  ===========
Class A (unlimited
 shares authorized):
 Net assets.............   $153,025,890   $52,600,090  $29,655,403  $ 54,295,476  $68,079,157
 Shares of beneficial
  interest issued and
  outstanding...........     18,095,768     4,940,492    8,239,962     9,612,277    5,451,157
 Net asset value and
  redemption price per
  share.................   $       8.46   $     10.65  $      3.60  $       5.65  $     12.49
 Maximum sales charge
  (4.75% of offering
  price)................           0.42          0.53         0.18          0.28         0.62
                           ------------   -----------  -----------  ------------  -----------
 Maximum offering price
  to public.............   $       8.88   $     11.18  $      3.78  $       5.93  $     13.11
                           ============   ===========  ===========  ============  ===========
Class B (unlimited
 shares authorized):
 Net assets.............   $ 26,145,816   $19,964,988  $17,782,567  $ 73,165,002  $14,580,615
 Shares of beneficial
  interest issued and
  outstanding...........      3,091,345     1,870,692    4,931,533    12,944,407    1,167,227
 Net asset value,
  offering and
  redemption price per
  share.................   $       8.46   $     10.67  $      3.61  $       5.65  $     12.49
                           ============   ===========  ===========  ============  ===========
Class II (unlimited
 shares authorized):
 Net assets.............   $    885,495   $ 3,234,406  $ 2,490,627  $ 13,657,026  $   658,874
 Shares of beneficial
  interest issued and
  outstanding...........        104,679       302,767      690,672     2,410,489       52,763
 Net asset value and
  redemption price per
  share.................   $       8.46   $     10.68  $      3.61  $       5.67  $     12.49
 Maximum sales charge
  (1.00% of offering
  price)................           0.09          0.11         0.04          0.06         0.13
                           ------------   -----------  -----------  ------------  -----------
 Maximum offering price
  to public.............   $       8.55   $     10.79  $      3.65  $       5.73  $     12.62
                           ============   ===========  ===========  ============  ===========

See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF OPERATIONS -- For the six months ended September 30, 2000 (unaudited)

                            U.S. Government             Diversified      High       Tax Exempt
                            Securities Fund GNMA Fund   Income Fund  Income Fund   Insured Fund
                            --------------- ----------  -----------  ------------  ------------
INVESTMENT INCOME:
Income:
 Interest.................    $6,378,680    $2,401,077  $ 2,771,171  $  9,155,294   $2,423,022
 Dividends................           --            --       184,069       467,572          --
                              ----------    ----------  -----------  ------------   ----------
   Total Investment
    Income................     6,378,680     2,401,077    2,955,240     9,622,866    2,423,022
                              ----------    ----------  -----------  ------------   ----------
Expenses:
 Investment advisory and
  management fees.........       696,746       176,832      171,283       579,611      210,140
 Distribution and service
  maintenance fees--Class
  A.......................       264,464        82,195       51,360       105,166      118,824
 Distribution and service
  maintenance fees--Class
  B.......................       169,294       105,079      107,887       403,182       77,693
 Distribution and service
  maintenance fees--Class
  II......................         4,092        11,263        8,881        69,159        3,107
 Transfer agent fees and
  expenses--Class A.......       196,264        64,116       42,860        85,131       90,646
 Transfer agent fees and
  expenses--Class B.......        45,975        29,642       32,418       105,369       20,271
 Transfer agent fees and
  expenses--Class II......         1,766         4,056        2,875        18,043        1,665
 Custodian fees and
  expenses................        40,658        33,264       33,935        44,025       34,962
 Printing expense.........        19,860         6,360        5,855        11,850        4,300
 Audit and tax consulting
  fees....................        10,860        10,980       10,980        10,845       10,980
 Registration fees--Class
  A.......................         7,556         6,064        5,212         6,009        6,790
 Registration fees--Class
  B.......................         4,212         5,368        5,096         8,064        4,494
 Registration fees--Class
  II......................         3,698         6,028        6,547         6,707        4,765
 Trustees' fees and
  expenses................         6,896         2,456        2,118         5,892        2,677
 Legal fees and expenses..         6,070         2,240        2,947         4,530        3,890
 Insurance expense........           318           202           50           281        1,805
 Interest expense.........           --            --           554        69,248          --
 Miscellaneous expenses...           106            39          154           441          356
                              ----------    ----------  -----------  ------------   ----------
   Total expenses before
    reimbursements and
    custody credits.......     1,478,835       546,184      491,012     1,533,553      597,365
   Expenses reimbursed by
    investment adviser....        (3,993)     (122,889)      (6,832)      (12,957)      (5,461)
   Custody credits earned
    on cash balances......        (1,623)           (9)      (1,973)       (7,585)        (832)
                              ----------    ----------  -----------  ------------   ----------
   Net expenses...........     1,473,219       423,286      482,207     1,513,011      591,072
                              ----------    ----------  -----------  ------------   ----------
Net investment income.....     4,905,461     1,977,791    2,473,033     8,109,855    1,831,950
                              ----------    ----------  -----------  ------------   ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........      (444,392)      683,098   (2,261,860)   (4,549,074)     316,192
Net realized loss on
 futures contracts........           --            --           --            --       (38,952)
Net change in unrealized
 appreciation/depreciation
 on investments...........     3,331,096       733,777   (1,075,639)   (7,795,859)     528,404
                              ----------    ----------  -----------  ------------   ----------
Net realized and
 unrealized gain (loss) on
 investments..............     2,886,704     1,416,875   (3,337,499)  (12,344,933)     805,644
                              ----------    ----------  -----------  ------------   ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............    $7,792,165    $3,394,666  $  (864,466) $ (4,235,078)  $2,637,594
                              ==========    ==========  ===========  ============   ==========

See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF CHANGES IN NET ASSETS


                            U.S. Government Securities Fund            GNMA Fund           Diversified Income Fund
                            ---------------------------------  -------------------------  -------------------------
                                                                  For the                    For the
                                For the                        period ended    For the    period ended    For the
                              period ended        For the      September 30, year ended   September 30, year ended
                             September 30,      year ended         2000       March 31,       2000       March 31,
                            2000 (unaudited)  March 31, 2000    (unaudited)     2000       (unaudited)     2000
                            ----------------- ---------------  ------------- -----------  ------------- -----------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $     4,905,461   $    11,603,811   $ 1,977,791  $ 3,138,717   $ 2,473,033  $ 5,811,797
 Net realized gain (loss)
  on investments..........         (444,392)       (7,129,844)      683,098     (759,353)   (2,261,860)  (4,742,632)
 Net change in unrealized
  appreciation/depreciation
  on investments..........        3,331,096        (3,381,253)      733,777     (992,360)   (1,075,639)   4,011,167
                            ---------------   ---------------   -----------  -----------   -----------  -----------
Net increase (decrease) in
 net assets resulting from
 operations...............        7,792,165         1,092,714     3,394,666    1,387,004      (864,466)   5,080,332
                            ---------------   ---------------   -----------  -----------   -----------  -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........       (3,903,897)       (7,316,206)   (1,284,303)  (1,945,620)   (1,320,478)  (3,008,723)
 From net investment
  income (Class B)........         (759,044)       (3,267,610)     (504,074)  (1,036,234)     (898,331)  (2,822,580)
 From net investment
  income (Class II).......          (18,050)          (55,903)      (54,691)     (26,842)      (73,965)     (31,573)
                            ---------------   ---------------   -----------  -----------   -----------  -----------
Total dividends and
 distributions to
 shareholders.............       (4,680,991)      (10,639,719)   (1,843,068)  (3,008,696)   (2,292,774)  (5,862,876)
                            ---------------   ---------------   -----------  -----------   -----------  -----------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....      (17,209,639)      (45,552,591)    6,311,087    7,688,509    (3,477,946)  (7,753,000)
                            ---------------   ---------------   -----------  -----------   -----------  -----------
Total increase (decrease)
 in net assets............      (14,098,465)      (55,099,596)    7,862,685    6,066,817    (6,635,186)  (8,535,544)
NET ASSETS:
 Beginning of period......      194,155,666       249,255,262    67,936,799   61,869,982    56,563,783   65,099,327
                            ---------------   ---------------   -----------  -----------   -----------  -----------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for September 30,
  2000 and March 31, 2000
  of $400,306, $175,836,
  $66,823, $(67,900),
  $158,127 and $(22,132),
  respectively]...........  $   180,057,201   $   194,155,666   $75,799,484  $67,936,799   $49,928,597  $56,563,783
                            ===============   ===============   ===========  ===========   ===========  ===========

See Notes to Financial Statements

    SunAmerica Income Funds
    STATEMENT OF CHANGES IN NET ASSETS -- (continued)

                                 High Income Fund         Tax Exempt Insured Fund
                            ---------------------------  --------------------------
                               For the                      For the
                            period ended     For the     period ended    For the
                            September 30,   year ended   September 30,  year ended
                                2000        March 31,        2000       March 31,
                             (unaudited)       2000       (unaudited)      2000
                            -------------  ------------  ------------- ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $  8,109,855   $ 17,748,996   $ 1,831,950  $  3,978,886
 Net realized gain (loss)
  on investments..........    (4,549,074)    (9,398,653)      316,192    (1,316,581)
 Net realized gain (loss)
  on futures contracts....           --             --        (38,952)       11,048
 Net change in unrealized
  appreciation/depreciation
  on investments..........    (7,795,859)    (4,992,239)      528,404    (4,212,128)
                            ------------   ------------   -----------  ------------
Net increase (decrease) in
 net assets resulting from
 operations...............    (4,235,078)     3,358,104     2,637,594    (1,538,775)
                            ------------   ------------   -----------  ------------
Dividends to shareholders:
 From net investment
  income (Class A)........    (3,078,104)    (6,739,003)   (1,529,542)   (3,187,067)
 From net investment
  income (Class B)........    (3,873,487)    (9,974,079)     (296,982)     (686,786)
 From net investment
  income (Class II).......      (666,122)    (1,250,960)      (12,159)       (9,128)
                            ------------   ------------   -----------  ------------
Total dividends to
 shareholders.............    (7,617,713)   (17,964,042)   (1,838,683)   (3,882,981)
                            ------------   ------------   -----------  ------------
Net decrease in net assets
 resulting from capital
 share transactions
 (Note 6).................   (14,052,416)   (22,610,967)   (2,976,833)  (11,448,210)
                            ------------   ------------   -----------  ------------
Total decrease in net
 assets...................   (25,905,207)   (37,216,905)   (2,177,922)  (16,869,966)
NET ASSETS:
 Beginning of period......   167,022,711    204,239,616    85,496,568   102,366,534
                            ------------   ------------   -----------  ------------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for September 30,
  2000 and March 31, 2000
  of $270,720, $(221,422),
  $63,019 and $69,752,
  respectively]...........  $141,117,504   $167,022,711   $83,318,646  $ 85,496,568
                            ============   ============   ===========  ============

See Notes to Financial Statements

    SunAmerica Income Funds
    FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                            Class A
                                                            -------
3/31/96.........   $8.23     $0.62        $ 0.16       $0.78      $(0.51)  $8.50
3/31/97.........    8.50      0.59         (0.26)       0.33       (0.48)   8.35
3/31/98.........    8.35      0.58          0.21        0.79       (0.48)   8.66
3/31/99.........    8.66      0.49         (0.07)       0.42       (0.43)   8.65
3/31/00.........    8.65      0.44         (0.37)       0.07       (0.41)   8.31
9/30/00(6)......    8.31      0.22          0.14        0.36       (0.21)   8.46
                                                            Class B
                                                            -------
3/31/96.........   $8.24     $0.55        $ 0.17       $0.72      $(0.45)  $8.51
3/31/97.........    8.51      0.54         (0.26)       0.28       (0.43)   8.36
3/31/98.........    8.36      0.52          0.20        0.72       (0.42)   8.66
3/31/99.........    8.66      0.45         (0.09)       0.36       (0.37)   8.65
3/31/00.........    8.65      0.40         (0.38)       0.02       (0.36)   8.31
9/30/00(6)......    8.31      0.20          0.14        0.34       (0.19)   8.46
                                                           Class II
                                                           --------
6/01/99-
 3/31/00(3).....   $8.49     $0.31        $(0.20)      $0.11      $(0.28)  $8.32
9/30/00(6)......    8.32      0.19          0.13        0.32       (0.18)   8.46
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                    Ratio of
                             Net    expenses       Ratio of net
                            Assets     to           investment
                            end of  average         income to
                   Total    period    net          average net      Portfolio
  Period Ended   Return(2) (000's)   assets           assets        Turnover
---------------- --------- -------- -------------- ---------------- ---------
3/31/96.........   9.62%   $125,504   1.44%(5)         7.11%(5)        142%
3/31/97.........   3.98     113,171   1.54  (5)        7.01  (5)       148
3/31/98.........   9.62      97,496   1.63             6.73            229
3/31/99.........   4.91     135,734   1.50             5.72            291
3/31/00.........   0.89     150,975   1.51             5.33            717
9/30/00(6)......   4.45     153,026   1.46  (4)        5.41  (4)       861
3/31/96.........   8.87%   $428,772   2.13%            6.46%           142%
3/31/97.........   3.31     289,040   2.18             6.36            148
3/31/98.........   8.80     207,950   2.26             6.11            229
3/31/99.........   4.25     113,521   2.15             5.10            291
3/31/00.........   0.23      42,273   2.18             4.69            717
9/30/00(6)......   4.11      26,146   2.14             4.74  (4)       861
6/01/99-
 3/31/00(3).....   1.30%   $    907   2.20%(4)(5)      4.50%(4)(5)     717%
9/30/00(6)......   4.07         885   2.20  (4)(5)     4.67  (4)(5)    861

--------------------------------------------------------------------------------

GNMA FUND
---------
                                        Net  gain
                                        (loss)  on                         Distri-
                 Net Asset             investments              Dividends  butions
                  Value,      Net     (both realized Total from  from net    from
                 beginning investment      and       investment investment capital
  Period Ended   of period income(1)   unrealized)   operations   income    gains
---------------- --------- ---------- -------------- ---------- ---------- --------
                                                                           Class A
                                                                           -------
3/31/96.........  $ 9.98     $0.68        $ 0.40       $1.08      $(0.63)  $     --
3/31/97.........   10.43      0.65         (0.10)       0.55       (0.59)        --
3/31/98.........   10.39      0.62          0.63        1.25       (0.59)     (0.02)
3/31/99.........   11.03      0.57          0.11        0.68       (0.53)     (0.50)
3/31/00.........   10.68      0.53         (0.29)       0.24       (0.50)        --
9/30/00(6)......   10.42      0.30          0.21        0.51       (0.28)        --
                                                                           Class B
                                                                           -------
3/31/96.........  $10.01     $0.56        $ 0.44       $1.00      $(0.56)  $     --
3/31/97.........   10.45      0.57         (0.08)       0.49       (0.52)        --
3/31/98.........   10.42      0.55          0.63        1.18       (0.52)     (0.02)
3/31/99.........   11.06      0.50          0.12        0.62       (0.46)     (0.50)
3/31/00.........   10.72      0.46         (0.30)       0.16       (0.44)        --
9/30/00(6)......   10.44      0.27          0.21        0.48       (0.25)        --
                                                                           Class II
                                                                           --------
6/01/99-
3/31/00(3)......  $10.52     $0.37        $(0.09)      $0.28      $(0.34)  $     --
9/30/00(6)......   10.46      0.27          0.20        0.47       (0.25)        --
GNMA FUND
---------
                                                   Ratio of
                           Net               Net   expenses       Ratio of net
                          Asset            Assets     to           investment
                  Total   Value,           end of  average         income to
                 distri-  end of   Total   period    net          average net      Portfolio
  Period Ended   butions  period Return(2) (000's)  assets           assets        Turnover
---------------- -------- ------ --------- ------- -------------- ---------------- ---------
3/31/96......... $(0.63)  $10.43   10.94%  $40,278   1.37%            6.12%           311%
3/31/97.........  (0.59)   10.39    5.40    30,509   1.41             6.11            426
3/31/98.........  (0.61)   11.03   12.29    31,628   1.47             5.75            529
3/31/99.........  (1.03)   10.68    6.21    35,809   1.41             5.19            456
3/31/00.........  (0.50)   10.42    2.40    44,155   1.37             5.06            910
9/30/00(6)......  (0.28)   10.65    4.99    52,600   0.99  (4)(5)     5.85  (4)(5)    511
3/31/96......... $(0.56)  $10.45   10.13%  $26,165   2.01%            5.64%           311%
3/31/97.........  (0.52)   10.42    4.82    18,929   2.07             5.46            426
3/31/98.........  (0.54)   11.06   11.54    18,837   2.13             5.09            529
3/31/99.........  (0.96)   10.72    5.63    26,061   2.07             4.53            456
3/31/00.........  (0.44)   10.44    1.55    22,376   2.03             4.41            910
9/30/00(6)......  (0.25)   10.67    4.65    19,965   1.64  (4)(5)     5.19  (4)(5)    511
6/01/99-
3/31/00(3)...... $(0.34)  $10.46    2.72%  $ 1,406   2.10%(4)(5)      4.34%(4)(5)     910%
9/30/00(6)......  (0.25)   10.68    4.54     3,234   1.64  (4)(5)     5.21  (4)(5)    511

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                 3/31/96 3/31/97 3/31/00  9/30/00
                                 ------- ------- -------  -------
   U.S. Government Securities
    Fund Class A                  .04%     .01%      --       --
   U.S. Government Securities
    Fund Class II                  --        --     0.86%    0.98%
   GNMA Fund Class A               --        --      --      0.32
   GNMA Fund Class B               --        --      --      0.36
   GNMA Fund Class II              --        --     1.98     0.92

(6)Unaudited

See Notes to Financial Statements

    SunAmerica Income Funds
    FINANCIAL HIGHLIGHTS -- (continued)

DIVERSIFIED INCOME FUND
-----------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/96.........   $4.14     $0.39        $ 0.16       $ 0.55     $(0.40)  $4.29
3/31/97.........    4.29      0.37          0.10         0.47      (0.37)   4.39
3/31/98.........    4.39      0.40          0.27         0.67      (0.38)   4.68
3/31/99.........    4.68      0.40         (0.80)       (0.40)     (0.42)   3.86
3/31/00.........    3.86      0.38         (0.04)        0.34      (0.38)   3.82
9/30/00(6)......    3.82      0.18         (0.23)       (0.05)     (0.17)   3.60
                                                               Class B
                                                               -------
3/31/96.........   $4.15     $0.36        $ 0.17       $ 0.53     $(0.38)  $4.30
3/31/97.........    4.30      0.35          0.10         0.45      (0.35)   4.40
3/31/98.........    4.40      0.38          0.26         0.64      (0.35)   4.69
3/31/99.........    4.69      0.39         (0.82)       (0.43)     (0.39)   3.87
3/31/00.........    3.87      0.36         (0.04)        0.32      (0.36)   3.83
9/30/00(6)......    3.83      0.17         (0.23)       (0.06)     (0.16)   3.61
                                                               Class II
                                                               --------
6/01/99-
 3/31/00(3).....   $3.83     $0.25        $ 0.03       $ 0.28     $(0.28)  $3.83
9/30/00(6)......    3.83      0.16         (0.22)       (0.06)     (0.16)   3.61
DIVERSIFIED INCOME FUND
-----------------------
                                    Ratio of
                             Net    expenses       Ratio of net
                            Assets     to           investment
                            end of  average         income to
                   Total    period    net          average net       Portfolio
  Period Ended   Return(2) (000's)   assets           assets         Turnover
---------------- --------- -------- -------------- ----------------- ---------
3/31/96.........   13.78%  $ 16,762   1.46%            8.96%            166%
3/31/97.........   11.43     22,601   1.42             8.68             131
3/31/98.........   15.84     25,517   1.45             8.83             157
3/31/99.........   (8.75)    28,470   1.46             9.84              49
3/31/00.........    9.49     30,633   1.51             9.99              62
9/30/00(6)......   (1.41)    29,655   1.54  (4)        9.67  (4)         22
3/31/96.........   13.09%  $110,949   2.06%            8.42%            166%
3/31/97.........   10.73     78,081   2.04             8.05             131
3/31/98.........   15.11     63,397   2.06             8.14             157
3/31/99.........   (9.28)    36,629   2.09             9.22              49
3/31/00.........    8.79     24,476   2.17             9.45              62
9/30/00(6)......   (1.72)    17,783   2.20  (4)        9.04  (4)         22
6/01/99-
 3/31/00(3).....    7.77%  $  1,454   2.15%(4)(5)      9.06%(4)(5)       62%
9/30/00(6)......   (1.70)     2,491   2.15  (4)(5)     8.92  (4)(5)      22

--------------------------------------------------------------------------------
HIGH INCOME FUND
----------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/96.........   $6.95     $0.67        $ 0.02       $ 0.69     $(0.69)  $6.95
3/31/97.........    6.95      0.65          0.12         0.77      (0.66)   7.06
3/31/98.........    7.06      0.68          0.68         1.36      (0.64)   7.78
3/31/99.........    7.78      0.66         (1.12)       (0.46)     (0.69)   6.63
3/31/00.........    6.63      0.64         (0.51)        0.13      (0.65)   6.11
9/30/00(6)......    6.11      0.32         (0.48)       (0.16)     (0.30)   5.65
                                                               Class B
                                                               -------
3/31/96.........   $6.96     $0.62        $ 0.03       $ 0.65     $(0.65)  $6.96
3/31/97.........    6.96      0.61          0.12         0.73      (0.62)   7.07
3/31/98.........    7.07      0.63          0.69         1.32      (0.60)   7.79
3/31/99.........    7.79      0.62         (1.13)       (0.51)     (0.64)   6.64
3/31/00.........    6.64      0.61         (0.53)        0.08      (0.61)   6.11
9/30/00(6)......    6.11      0.30         (0.47)       (0.17)     (0.29)   5.65
                                                               Class II
                                                               --------
2/02/98-
 3/31/98(3).....   $7.70     $0.10        $ 0.07       $ 0.17     $(0.08)  $7.79
3/31/99.........    7.79      0.59         (1.09)       (0.50)     (0.64)   6.65
3/31/00.........    6.65      0.60         (0.52)        0.08      (0.61)   6.12
9/30/00(6)......    6.12      0.31         (0.47)       (0.16)     (0.29)   5.67
HIGH INCOME FUND
----------------
                                    Ratio of
                             Net    expenses       Ratio of net
                            Assets     to           investment
                            end of  average         income to
                   Total    period    net          average net       Portfolio
  Period Ended   Return(2) (000's)   assets           assets         Turnover
---------------- --------- -------- -------------- ----------------- ---------
3/31/96.........   10.43%  $ 35,963   1.53%            9.36%            183%
3/31/97.........   11.46     41,139   1.50             9.10             164
3/31/98.........   20.07     56,442   1.52             9.13             236
3/31/99.........   (6.07)    69,913   1.51             9.48             120
3/31/00.........    2.04     63,415   1.52            10.10             124
9/30/00(6)......   (2.67)    54,295   1.58  (4)       10.86  (4)         55
3/31/96.........    9.83%  $ 91,800   2.06%(5)         8.85%(5)         183%
3/31/97.........   10.78     98,383   2.11  (5)        8.49  (5)        164
3/31/98.........   19.31    124,962   2.13             8.51             236
3/31/99.........   (6.62)   124,211   2.13             8.84             120
3/31/00.........    1.25     91,357   2.15             9.48             124
9/30/00(6)......   (2.97)    73,165   2.21  (4)       10.25  (4)         55
2/02/98-
 3/31/98(3).....    2.18%  $  1,146   2.10%(4)(5)      9.78%(4)(5)      236%
3/31/99.........   (6.47)    10,116   2.10  (5)        8.92  (5)        120
3/31/00.........    1.28     12,251   2.10  (5)        9.51  (5)        124
9/30/00(6)......   (2.78)    13,657   2.10  (4)(5)    10.35  (4)(5)      55

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                     3/31/96 3/31/97 3/31/98 3/31/99 3/31/00 9/30/00
                                     ------- ------- ------- ------- ------- -------
   Diversified Income Fund Class II     --      --      --      --    4.16%   0.77%
   High Income Fund
    Class B                            .08%    .01%     --      --      --      --
   High Income Fund
    Class II                            --      --    5.37%   0.48%   0.12%   0.19%

(6)Unaudited

See Notes to Financial Statements

    SunAmerica Income Funds
    FINANCIAL HIGHLIGHTS -- (continued)


TAX EXEMPT INSURED FUND
-----------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/96.........  $12.13     $0.59        $ 0.29       $ 0.88     $(0.59)  $12.42
3/31/97.........   12.42      0.59         (0.07)        0.52      (0.59)   12.35
3/31/98.........   12.35      0.58          0.67         1.25      (0.57)   13.03
3/31/99.........   13.03      0.56          0.02         0.58      (0.54)   13.07
3/31/00.........   13.07      0.55         (0.71)       (0.16)     (0.54)   12.37
9/30/00(6)......   12.37      0.28          0.12         0.40      (0.28)   12.49
                                                               Class B
                                                               -------
3/31/96.........  $12.14     $0.50        $ 0.29       $ 0.79     $(0.51)  $12.42
3/31/97.........   12.42      0.52         (0.08)        0.44      (0.51)   12.35
3/31/98.........   12.35      0.49          0.68         1.17      (0.48)   13.04
3/31/99.........   13.04      0.47          0.02         0.49      (0.46)   13.07
3/31/00.........   13.07      0.47         (0.71)       (0.24)     (0.46)   12.37
9/30/00(6)......   12.37      0.24          0.12         0.36      (0.24)   12.49
                                                               Class II
                                                               --------
6/01/99-
 3/31/00(3).....  $12.83     $0.37        $(0.47)      $(0.10)    $(0.36)  $12.37
9/30/00(6)......   12.37      0.24          0.12         0.36      (0.24)   12.49
TAX EXEMPT INSURED FUND
-----------------------
                                    Ratio of
                             Net    expenses       Ratio of net
                            Assets     to           investment
                            end of  average         income to
                   Total    period    net          average net      Portfolio
  Period Ended   Return(2) (000's)   assets           assets        Turnover
---------------- --------- -------- -------------- ---------------- ---------
3/31/96.........    7.37%  $121,957   1.22%            4.72%            46%
3/31/97.........    4.24     98,376   1.24             4.77             51
3/31/98.........   10.28     88,519   1.24             4.52             48
3/31/99.........    4.55     80,716   1.24             4.23             34
3/31/00.........   (1.20)    68,650   1.28             4.41             33
9/30/00(6)......    3.27     68,079   1.28  (4)        4.49  (4)         7
3/31/96.........    6.58%  $ 29,315   1.90%            4.03%            46%
3/31/97.........    3.57     25,053   1.88             4.13             51
3/31/98.........    9.65     22,878   1.90             3.86             48
3/31/99.........    3.78     21,651   1.91             3.57             34
3/31/00.........   (1.83)    16,269   1.92             3.77             33
9/30/00(6)......    2.93     14,581   1.96  (4)        3.81  (4)         7
6/01/99-
 3/31/00(3).....   (0.76)% $    577   1.95%(4)(5)      3.82%(4)(5)      33%
9/30/00(6)......    2.93        659   1.95  (4)(5)     3.83  (4)(5)      7

----------
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Commencement of sale of respective class of shares
(4)Annualized
(5)Net of the following expense reimbursements (based on average net assets):

                            3/31/00 9/30/00
                            ------- -------
   Tax Exempt Insured Fund
    Class II                 5.20%   1.76

(6)Unaudited

See Notes to Financial Statements

    SunAmerica U.S. Government Securities Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited)

                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--14.0%
 6.00% due 11/01/13.................................     $ 7,168     $ 6,915,062
 7.50% due 6/01/25..................................         319         318,102
 9.50% due 4/01/20..................................         798         827,424
 10.00% due 1/01/17 - 8/01/21.......................       6,977       7,417,359
 12.50% due 1/01/16.................................       6,340       7,039,949
 13.50% due 2/01/19.................................       2,292       2,639,261
                                                                     -----------
Total Federal Home Loan Mortgage Corp.
 (cost $26,022,460).................................                  25,157,157
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--15.8%
 6.00% due 10/01/28 - 12/01/28......................      24,080      22,492,562
 7.50% due 7/01/26..................................       2,232       2,241,529
 8.00% due 12/01/22 - 1/01/23.......................       3,756       3,804,836
                                                                     -----------
Total Federal National Mortgage Association
 (cost $29,935,309).................................                  28,538,927
                                                                     -----------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--17.6%
 7.00% due 7/15/23 - 9/15/25........................       5,869       5,797,278
 7.50% due 4/15/17 - 10/15/23.......................       9,427       9,512,606
 8.00% due TBA(1)...................................       3,000       3,053,430
 8.50% due TBA(1)...................................      13,000      13,361,530
                                                                     -----------
Total Government National
 Mortgage Association
 (cost $32,055,617).................................                  31,724,844
                                                                     -----------
U.S. GOVERNMENT AND AGENCIES--8.1%
 Private Export Funding Corp.
  5.87% due 7/31/08.................................      10,000       9,409,400
 Small Business Administration
  6.30% due 6/01/18.................................       5,367       5,122,305
                                                                     -----------
Total U.S. Government and Agencies
 (cost $15,366,592).................................                  14,531,705
                                                                     -----------
U.S. TREASURY BONDS--31.3%
 6.13% due 8/15/29..................................      14,000      14,299,740
 6.25% due 5/15/30..................................      40,000      42,037,600
                                                                     -----------
Total U.S. Treasury Bonds
 (cost $55,915,313).................................                  56,337,340
                                                                     -----------
U.S. TREASURY NOTES--8.3%
 5.75% due 8/15/10
  (cost $14,910,156)................................      15,000      14,939,100
                                                                     -----------
Total Investment Securities--95.1%
 (cost $174,205,447)................................                 171,229,073
                                                                     -----------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

SHORT TERM SECURITIES--8.3%
 Federal Home Loan Bank Discount Notes
  6.42% due 10/6/00(2)
 (cost $14,986,625)...............................     $15,000     $ 14,986,625
                                                                   ------------
REPURCHASE AGREEMENT--4.8%
 PaineWebber Group, Inc.
  Joint Repurchase Agreement (Note 2)(2)..........       7,000        7,000,000
 State Street Bank & Trust Co. Joint Repurchase
  Agreement (Note 2)..............................       1,674        1,674,000
                                                                   ------------
Total Repurchase Agreement
 (cost $8,674,000)................................                    8,674,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $197,866,072*).............................       108.2%     194,889,698
Liabilities in excess of other assets.............        (8.2)     (14,832,497)
                                                       -------     ------------
NET ASSETS--                                             100.0%    $180,057,201
                                                       =======     ============

------
* See Note 5.
TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date
(1) TBA mortgage-backed dollar rolls
(2) The security or a portion thereof represents collateral for the open TBA mortgage-backed dollar rolls

See Notes to Financial Statements.

    SunAmerica GNMA Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited)


                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE
 CORP.--2.2%
 7.50% due 5/01/24 - 6/01/25........................     $   703     $   705,218
 10.00% due 1/01/17.................................         923         978,934
 12.50% due 9/30/13(1)..............................           6           6,456
                                                                     -----------
Total Federal Home Loan Mortgage Corp.
 (cost $1,716,685)..................................                   1,690,608
                                                                     -----------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION--1.4%
 7.00% due 9/01/10
  (cost $1,126,130).................................       1,103       1,101,493
                                                                     -----------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--62.5%
 6.00% due 12/15/28.................................       4,290       4,024,329
 6.50% due 12/15/28 - 1/15/29.......................       6,132       5,905,700
 7.00% due 3/15/23 - 9/15/25........................       3,971       3,921,869
 8.00% due TBA(2)...................................      15,000      15,267,150
 8.00% due 11/15/26-5/15/30.........................      14,085      14,338,176
 8.50% due 3/15/17 - 9/15/24........................       2,897       2,984,599
 9.00% due 7/15/16 - 10/15/16.......................         859         902,910
                                                                     -----------
Total Government National
 Mortgage Association
 (cost $47,573,237).................................                  47,344,733
                                                                     -----------
U.S. GOVERNMENT AGENCIES--2.2%
 Small Business Administration
  6.30% due 6/01/18
 (cost $1,788,864)..................................       1,789       1,707,435
                                                                     -----------
U.S. TREASURY BONDS--6.9%
 6.13% due 8/15/29..................................       2,000       2,042,820
 6.25% due 5/15/30..................................       3,000       3,152,820
                                                                     -----------
Total U.S. Treasury Bonds
 (cost $5,208,125)..................................                   5,195,640
                                                                     -----------
U.S. TREASURY NOTES--19.7%
 5.75% due 8/15/10
 (cost $14,889,063).................................      15,000      14,939,100
                                                                     -----------
Total Investment Securities--94.9%
 (cost $72,302,104).................................                  71,979,009
                                                                     -----------
SHORT TERM SECURITIES--19.8%
 Federal Home Loan Bank
  Discount Notes
  6.42% due 10/06/00(3)
  (cost $14,986,625)................................     $15,000     $14,986,625
                                                                     -----------

                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

REPURCHASE AGREEMENT--5.0%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement (Note 2)(3)
 (cost $3,801,000)..................................     $ 3,801     $ 3,801,000
                                                                     -----------
 TOTAL INVESTMENTS--
 (cost $91,089,729*)................................       119.7%     90,766,634
 Liabilities in excess of other assets..............       (19.7)    (14,967,150)
                                                         -------     -----------
 NET ASSETS--                                              100.0%    $75,799,484
                                                         =======     ===========

------
*   See Note 5
TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date
(1) Fair valued security; see Note 2
(2) TBA mortgage-backed dollar rolls
(3) The security or a portion thereof represents collateral for the open TBA mortgage-backed dollar rolls

See Notes to Financial Statements

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--39.0%
Broadcasting--6.3%
 Big City Radio, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/05(1)........................    $ 1,050     $   616,875
 Chancellor Media Corp.
  Sr. Notes
  8.00% due 11/01/08................................      1,000       1,016,250
 Echostar DBS Corp.
  Sr. Notes
  9.25% due 2/01/06.................................        750         738,750
 Radio One, Inc.
  Sr. Subordinated Notes, Series B
  12.00% due 5/15/04................................        750         787,500
                                                                    -----------
                                                                      3,159,375
                                                                    -----------
Building Materials--0.9%
 Ainsworth Lumber Ltd.
  Sr. Secured Notes
  12.50% due 7/15/07(4).............................        500         465,000
                                                                    -----------
Cable--10.1%
 Adelphia Communications Corp.
  Sr. Notes, Series B
  8.13% due 7/15/03.................................      1,050         976,500
 Comcast UK Cable Partners Ltd.
  Sr. Disc. Notes
  zero coupon due 11/15/07(1).......................        500         472,500
 Diamond Holdings PLC
  Sr. Notes
  9.13% due 2/01/08.................................      1,000         910,000
 International CableTel, Inc.
  zero coupon 2/01/06(1)............................        500         470,625
 NTL, Inc.
  Sr. Subordinated Notes
  5.75% due 12/15/09(5).............................        250         173,125
 UIH Australia Pacific, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/06(1)........................      1,500       1,365,000
 United International Holdings, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 2/15/08(1)........................      1,000         685,000
                                                                    -----------
                                                                      5,052,750
                                                                    -----------
Cellular--3.5%
 Airgate PCS, Inc.
  Sr. Subordinated Disc. Notes
  zero coupon due 10/01/09(1)(3)....................        500         300,000
 Leap Wireless International, Inc.
  Sr. Notes
  12.50% due 4/15/10................................        500         390,000

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)  (Note 2)

Cellular (continued)
 McCaw International Ltd.
  Sr. Disc. Notes
  zero coupon due 4/15/07(1).......................    $   750     $   577,500
 Spectrasite Holdings, Inc.
  Senior Disc. Notes
  zero coupon due 4/15/09(1).......................        900         490,500
                                                                   -----------
                                                                     1,758,000
                                                                   -----------
Consumer Goods--1.2%
 Polymer Group, Inc.
  Sr. Subordinated Notes, Series B
  9.00% due 7/01/07................................        750         577,500
                                                                   -----------
Energy--2.5%
 Parker Drilling Co.
  Sr. Notes, Series C
  9.75% due 11/15/06...............................        500         498,750
 Triton Energy Ltd.
  Sr. Notes
  9.25% due 4/15/05................................        750         763,125
                                                                   -----------
                                                                     1,261,875
                                                                   -----------
Energy Services--0.6%
 Gulfmark Offshore, Inc.
  Sr. Notes
  8.75% due 6/01/08................................        300         285,000
                                                                   -----------
Health Services--3.5%
 Fresenius Medical Care Capital Trust I
  Sr. Notes
  9.00% due 12/01/06...............................        750         746,250
 Tenet Healthcare Corp.
  Sr. Notes
  8.00% due 1/15/05................................      1,000         985,000
                                                                   -----------
                                                                     1,731,250
                                                                   -----------
Leisure & Tourism--1.8%
 ITT Corp.
  New Notes
  6.75% due 11/15/05...............................        950         886,759
                                                                   -----------
Manufacturing--0.7%
 Pentacon, Inc.
  Sr. Subordinated Notes, Series B
  12.25% due 4/01/09...............................        600         336,000
                                                                   -----------
Media--1.2%
 Orion Network Systems
  Sr. Disc. Notes
  zero coupon due 1/15/07(1)(3)....................      1,000         340,000

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited) -- (continued)


                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Media (continued)
 Park-N-View, Inc.
  Sr. Notes, Series B
  13.00% due 5/15/08................................     $   625     $   256,250
                                                                     -----------
                                                                         596,250
                                                                     -----------
Metals & Minerals--1.7%
 Acme Metals, Inc.
  Sr. Notes
  12.50% due 8/01/02(8).............................       1,000         845,000
                                                                     -----------
Telecommunications--5.0%
 Frontier Corp.
  Notes
  7.25% due 5/15/04.................................       1,000         929,860
 Globix Corp.
  Sr. Notes
  12.50% due 2/01/10................................         500         360,000
 ICG Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/07(1)........................       1,000         180,000
 Mpower Communications Corp.
  Sr. Notes
  13.00% due 4/01/10................................       1,000         650,000
 Orbcomm Global LP/Capital
  Sr. Notes, Series B
  14.00% due 8/15/04(8).............................         500          75,000
 PSINet, Inc.
  Sr. Notes
  11.50% due 11/01/08...............................         500         332,500
                                                                     -----------
                                                                       2,527,360
                                                                     -----------
Total Corporate Bonds & Notes
 (cost $23,256,555).................................                  19,482,119
                                                                     -----------
FOREIGN BONDS & NOTES--29.7%
Broadcasting--2.0%
 Central European Media
  Enterprises Ltd.
  Sr. Notes
  9.38% due 8/15/04(8)..............................         750         142,500
 RBS Participacoes SA
  Guaranteed Notes
  11.00% due 4/01/07(5).............................       1,000         845,000
                                                                     -----------
                                                                         987,500
                                                                     -----------
Cable--2.8%
 Australis Holdings Property Ltd.
  Sr. Disc. Notes
  zero coupon due 11/01/02(1)(6)(8).................         500          10,000
 Callahan NRH
  Senior Disc. Notes
  zero coupon due 7/15/10(1)(5).....................         750         345,000
 Multicanal Participacoes SA
  Guaranteed Sr. Notes, Series B
  12.63% due 6/18/04................................       1,000       1,030,000
                                                                     -----------
                                                                       1,385,000
                                                                     -----------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

Cellular--4.1%
 Celcaribe SA
  Sr. Notes
  14.50% due 3/15/04................................    $   750     $   586,875
 Occidente Y Caribe Celular SA
  Sr. Disc. Notes, Series B
  zero coupon due 3/15/04(1)........................      2,000       1,450,000
                                                                    -----------
                                                                      2,036,875
                                                                    -----------
Energy Services--3.3%
 Statia Terminals International NV
  Mortgage Notes, Series B
  11.75% due 11/15/03...............................      1,625       1,635,156
                                                                    -----------
Finance--2.9%
 Cei Citicorp Holdings SA
  Sr. Notes, Series B
  9.75% due 2/14/07.................................      1,500       1,470,000
                                                                    -----------
Food Retail--3.7%
 Bepensa SA
  Sr. Notes
  9.75% due 9/30/04(5)..............................      2,000       1,840,000
                                                                    -----------
Forest Products--0.9%
 APP International Finance Co. BV
  Guaranteed Notes
  11.75% due 10/01/05...............................      1,000         480,000
                                                                    -----------
Government Agency--3.8%
 Federal Republic of Brazil
  Capitalization Bonds
  8.00% due 4/15/14(7)..............................      2,463       1,883,713
                                                                    -----------
Packaging--1.7%
 Vicap SA
  Guaranteed Sr. Notes
  11.38% due 5/15/07................................      1,000         870,000
                                                                    -----------
Paging--0.1%
 Paging Network Do Brasil SA
  Sr. Notes
  13.50% due 6/06/05................................      1,000          65,000
                                                                    -----------
Telecommunications--4.4%
 Globo Communicacoes E Participacoes SA
  Guaranteed Notes
  10.63% due 12/05/08(2)(5).........................    $ 1,000     $   870,000
 Impsat Fiber Networks Corp.
  Sr. Notes
  12.38% due 6/15/08................................      1,000         780,000
 Telecom Argentina Notes
  12.00% due 11/15/02...............................        500         527,500
                                                                    -----------
                                                                      2,177,500
                                                                    -----------
Total Foreign Bonds & Notes
 (cost $18,266,131).................................                 14,830,744
                                                                    -----------

    SunAmerica Diversified Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited) -- (continued)

                                                    Principal Amount
                                                    (in thousands)/     Value
               Security Description                 Shares/Warrants   (Note 2)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES--21.9%
U.S. Government Agencies--4.0%
 Federal National Mortgage Association 6.63% due
  9/15/09.........................................      $ 2,000      $ 1,976,240
                                                                     -----------
U.S Treasury Bonds--2.0%
 6.13% due 11/15/27...............................          500          504,610
 6.25% due 5/15/30................................          500          525,470
                                                                     -----------
                                                                       1,030,080
                                                                     -----------
U.S. Treasury Notes--15.9%
 4.75% due 2/15/04................................        2,000        1,928,740
 5.88% due 11/15/04...............................        4,000        3,995,640
 6.00% due 8/15/09................................        2,000        2,010,000
                                                                     -----------
                                                                       7,934,380
                                                                     -----------
Total U.S. Government and
 Agencies
 (cost $10,955,206)...............................                    10,940,700
                                                                     -----------
PREFERRED STOCK--6.7%
Cable--2.7%
 CSC Holdings, Inc. 11.13%(4).....................       12,676        1,343,655
                                                                     -----------
Cellular--1.5%
 Nextel Communications, Inc. 11.13%(4)............          792          760,320
                                                                     -----------
Telecommunications--2.5%
 Broadwing Communications, Inc. 12.50%............        1,000        1,010,000
 Global Crossings Ltd. 7.00%(5)...................        1,250          241,719
                                                                     -----------
                                                                       1,251,719
                                                                     -----------
Total Preferred Stock
 (cost $3,353,612)................................                     3,355,694
                                                                     -----------
COMMON STOCK -- 0.0%
Cellular--0.0%
 International Wireless Communications Holdings,
  Inc.(6).........................................       84,603            8,460
                                                                     -----------
Paging--0.0%
 Paging Do Brazil Holdings Co. LLC, Class
  B+(5)(6)........................................        1,000               10
                                                                     -----------
Total Common Stock
 (cost $93,073)...................................                         8,470
                                                                     -----------
WARRANTS--0.2%+
Cable--0.1%
 Knology Holdings, Inc. (5)(6)....................            2            3,750
 UIH Australia Pacific, Inc. (6)..................            1           60,000
                                                                     -----------
                                                                          63,750
                                                                     -----------

                                                  Warrants/Principal
                                                        Amount          Value
              Security Description                  (in thousands)    (Note 2)

Cellular--0.1%
 Leap Wireless International, Inc.(5)...........             1       $    15,000
 Occidente Y Caribe Celular SA(5)(6)............             8                80
                                                                     -----------
                                                                          15,080
                                                                     -----------
Media--0.0%
 Park-N-View, Inc.(6)...........................             1             3,750
                                                                     -----------
Shipping--0.0%
 Golden Ocean Group Ltd.(6).....................             1                 0
                                                                     -----------
Total Warrants
 (cost $2,531)..................................                          82,580
                                                                     -----------
Total Investment Securities--97.5%
 (cost $55,927,108).............................                      48,700,307
                                                                     -----------
SHORT TERM SECURITIES--0.3%
Shipping--0.3%
 Golden Ocean Group Ltd.
  10.00% due 8/31/01(8) (cost $690,168).........       $   750           119,063
                                                                     -----------
REPURCHASE AGREEMENT--0.2%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement Account (Note 2)
  (cost $109,000)...............................           109           109,000
                                                                     -----------
TOTAL INVESTMENTS--
 (cost $56,726,276*)............................          98.0%       48,928,370
Other assets less liabilities...................           2.0         1,000,227
                                                       -------       -----------
NET ASSETS--                                             100.0%      $49,928,597
                                                       =======       ===========

------
*   See Note 5
+   Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security
(3) Bond issued as part of a unit which includes an equity component
(4) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash
(5) Resale restricted to qualified institutional buyers
(6) Fair valued security; see note 2
(7) Variable rate security; rate as of September 30, 2000
(8) Bond in default
(9) Allocation of investment by country as a percentage of net assets as of September 30, 2000:

 United States...........................................................  69.8%
 Brazil..................................................................   9.4%
 Mexico..................................................................   5.4%
 Colombia................................................................   4.1%
 Argentina...............................................................   4.0%
 Netherlands.............................................................   3.3%
 Indonesia...............................................................   1.0%
 Bermuda.................................................................   0.8%
 Liberia.................................................................   0.2%
                                                                           -----
                                                                           98.0%
                                                                           =====

See Notes to Financial Statements

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited)


                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

------------------------------------------------------------------------------
BONDS & NOTES--80.9%
Broadcasting--5.9%
 Big City Radio, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/05(1)......................    $  2,500    $  1,468,750
 Echostar DBS Corp.
  Sr. Notes
  9.25% due 2/01/06...............................       3,750       3,693,750
 Radio One, Inc.
  Sr. Subordinated Notes, Series B
  12.00% due 5/15/04(3)...........................       1,000       1,050,000
 Shop At Home, Inc.
  Sr. Secured Notes
  11.00% due 4/01/05..............................       1,500       1,395,000
 XM Satellite Radio, Inc.
  Sr. Notes
  14.00% due 3/15/10(5)...........................       1,000         700,000
                                                                  ------------
                                                                     8,307,500
                                                                  ------------
Building Materials--1.6%
 Ainsworth Lumber Ltd.
  Sr. Secured Notes
  12.50% due 7/15/07(4)...........................       2,350       2,185,500
                                                                  ------------
Business Services--0.7%
 Earthwatch, Inc.
  Sr. Disc. Notes
  zero coupon due 7/15/07(1)......................       1,750       1,050,000
                                                                  ------------
Cable--13.4%
 Adelphia Communications Corp.
  Sr. Notes, Series B
  8.13% due 7/15/03...............................       4,000       3,720,000
 Comcast UK Cable Partners Ltd.
  Sr. Disc. Notes
  zero coupon due 11/15/07(1).....................       1,875       1,771,875
 Diamond Holdings PLC
  Sr. Notes
  9.13% due 2/01/08...............................       2,500       2,275,000
 Mediacom LLC
  Sr. Notes
  8.50% due 4/15/08...............................       3,000       2,760,000
 NTL, Inc.
  Sr. Notes, Series B
  zero coupon due 4/01/08(1)......................       1,500         930,000
 NTL, Inc.
  Sr. Subordinated Notes
  5.75% due 12/15/09(5)...........................       1,000         692,500
 Telewest Communication PLC
  Sr. Disc. Notes
  zero coupon due 2/01/10(1)(5)...................         750         399,375

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

Cable (continued)
 Telewest Communication PLC
  Sr. Notes
  11.25% due 11/01/08.............................    $  2,000    $  1,940,000
 UIH Australia Pacific, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/06(1)......................       2,750       2,502,500
 United International Holdings, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 2/15/08(1)......................       2,775       1,900,875
                                                                  ------------
                                                                    18,892,125
                                                                  ------------
Cellular--7.2%
 Airgate PCS, Inc.
  Sr. Subordinated Disc. Notes
  zero coupon due 10/01/09(1)(2)..................       1,750       1,050,000
 Alamosa PCS Holdings, Inc.
  Sr. Disc. Notes
  zero coupon due 2/15/10(1)......................       1,500         810,000
 Dolphin Telecom PLC
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/09(1)......................         750         150,000
 Leap Wireless International, Inc.
  Sr. Notes
  12.50% due 4/15/10..............................       2,250       1,755,000
 McCaw International Ltd.
  Sr. Disc. Notes
  zero coupon due 4/15/07(1)......................       3,750       2,887,500
 Nextel Partners, Inc.
  Sr. Notes
  11.00% due 3/15/10(5)...........................       1,000       1,007,500
 Spectrasite Holdings, Inc.
  Senior Disc. Notes
  zero coupon due 4/15/09(1)......................       3,000       1,635,000
 US Unwired, Inc.
  Sr. Subordinated Disc. Notes,
  Series B
  zero coupon due 11/01/09(1).....................       1,500         795,000
                                                                  ------------
                                                                    10,090,000
                                                                  ------------
Chemicals--1.1%
 Huntsman Corp.
  Sr. Subordinated Notes
  10.26% due 7/01/07(3)(5)........................       2,000       1,600,000
                                                                  ------------
Consumer Goods--4.0%
 Evenflo Co., Inc.
  Sr. Notes, Series B
  11.75% due 8/15/06..............................       3,500       3,395,000

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited) -- (continued)

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

------------------------------------------------------------------------------
BONDS & NOTES (continued)
Consumer Goods (continued)
 Polymer Group, Inc.
  Sr. Subordinated Notes, Series B
  8.75% due 3/01/08...............................    $    750    $    592,500
 Polymer Group, Inc.
  Sr. Subordinated Notes, Series B
  9.00% due 7/01/07...............................       2,100       1,617,000
                                                                  ------------
                                                                     5,604,500
                                                                  ------------
Consumer Services--2.2%
 Allied Waste North America, Inc.
  Sr. Notes, Series B
  7.63% due 1/01/06...............................       3,500       3,132,500
                                                                  ------------
Energy-4.1%
 P&L Coal Holdings Corp.
  Sr. Notes, Series B
  8.88% due 5/15/08...............................       3,250       3,209,375
 Parker Drilling Co.
  Sr. Notes, Series C
  9.75% due 11/15/06..............................         250         249,375
 Triton Energy Ltd.
  Sr. Notes
  8.75% due 4/15/02...............................       1,250       1,256,250
 Triton Energy Ltd.
  Sr. Notes
  9.25% due 4/15/05...............................       1,000       1,017,500
                                                                  ------------
                                                                     5,732,500
                                                                  ------------
Energy Services--5.5%
 Gulfmark Offshore, Inc.
  Sr. Notes
  8.75% due 6/01/08...............................       2,000       1,900,000
 Key Energy Services, Inc.
  Sr. Subordinated Notes, Series B
  14.00% due 1/15/09..............................       1,500       1,706,250
 R&B Falcon Corp.
  Sr. Notes
  12.25% due 3/15/06..............................       2,000       2,302,500
 Western Gas Resources, Inc.
  Sr. Subordinated Notes
  10.00% due 6/15/09..............................       1,750       1,828,750
                                                                  ------------
                                                                     7,737,500
                                                                  ------------
Financial Services--3.6%
 Bank United Capital Trust
  Sr. Notes
  10.25% due 12/31/26.............................       2,000       1,622,500
 Labranche & Company, Inc.
  Sr. Subordinated Notes
  12.00% due 3/02/07..............................       2,000       2,140,000

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

Financial Services (continued)
 Western Financial Savings Bank
  Sr. Subordinated Notes
  8.88% due 8/01/07................................    $  1,500    $  1,372,500
                                                                   ------------
                                                                      5,135,000
                                                                   ------------
Gaming--2.6%
 Circus Circus Enterprises, Inc.
  Sr. Subordinated Notes
  6.75% due 7/15/03................................         500         463,750
 Park Place Entertainment Corp.
  Sr. Subordinated Notes
  9.38% due 2/15/07................................       1,000       1,018,750
 Station Casinos, Inc.
  Sr. Subordinated Notes
  9.88% due 7/01/10................................       1,400       1,401,750
 Venetian Casino Resort LLC
  Sr. Subordinated Notes
  12.25% due 11/15/04..............................         750         772,500
                                                                   ------------
                                                                      3,656,750
                                                                   ------------
Health Services--4.2%
 Fresenius Medical Care Capital Trust I
  Sr. Notes
  9.00% due 12/01/06...............................       2,750       2,736,250
 Fresenius Medical Care Capital Trust II
  Sr. Notes
  7.88% due 2/01/08................................       1,250       1,181,250
 Tenet Healthcare Corp.
  Sr. Notes
  8.00% due 1/15/05................................       2,000       1,970,000
                                                                   ------------
                                                                      5,887,500
                                                                   ------------
Housing--0.7%
 Ryland Group, Inc.
  Sr. Notes
  9.75% due 9/01/10................................       1,000       1,000,000
                                                                   ------------
Leisure & Tourism--1.3%
 HMH Properties, Inc.
  Sr. Note Series A
  7.88% due 8/01/05................................       1,000         945,000
 ITT Corp.
  New Notes 6.75% due 11/15/05.....................       1,000         933,430
                                                                   ------------
                                                                      1,878,430
                                                                   ------------

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited) -- (continued)


                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
BONDS & NOTES (continued)
Manufacturing--1.0%
 Pentacon, Inc.
  Sr. Subordinated Notes, Series B
  12.25% due 4/01/09...............................     $  2,600    $  1,456,000
                                                                    ------------
Media--1.5%
 Orion Network Systems
  Sr. Disc. Notes
  zero coupon due 1/15/07(1)(2)....................        4,000       1,360,000
 Park-N-View, Inc.
  Sr. Notes, Series B
  13.00% due 5/15/08...............................        2,000         820,000
                                                                    ------------
                                                                       2,180,000
                                                                    ------------
Metals & Minerals--4.1%
 Acme Metals, Inc.
  Sr. Notes
  12.50% due 8/01/02(7)............................        1,500       1,267,500
 Armco, Inc.
 Sr. Notes
 8.88% due 12/01/08................................        3,000       2,857,500
 Metal Management, Inc.
 Sr. Subordinated Notes
 10.00% due 5/15/08................................        3,000         300,000
 Schuff Steel Co.
 Sr. Notes
 10.50% due 6/01/08................................        2,000       1,422,500
                                                                    ------------
                                                                       5,847,500
                                                                    ------------
Real Estate Investment Trusts--1.0%
 Felcor Lodging LP
 Sr. Notes
 9.50% due 9/15/08(5)..............................        1,500       1,475,775
                                                                    ------------
Telecommunications--15.2%
 AMSC Acquisition Co., Inc.
 Sr. Notes, Series B
 12.25% due 4/01/08................................        1,750       1,303,750
 At Home Corp.
 Subordinated Notes Convertible
 4.75% due 12/15/06................................        1,250         835,938
 Conexant Systems, Inc.
 Subordinated Convertible Notes
 4.00% due 2/01/07.................................        1,250         902,612
 E.spire Communications, Inc.
 Sr. Disc. Notes
 zero coupon due 11/01/05(1).......................        1,025         512,500
 Flag Ltd.
 Sr. Notes
 8.25% due 1/30/08.................................        1,250       1,100,000

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Telecommunications (continued)
 Flag Telecom Holdings Ltd.
 Sr. Notes
 11.63% due 3/30/10................................     $    750    $    682,500
 Globix Corp.
 Sr. Notes
 12.50% due 2/01/10................................        2,750       1,980,000
 ICG Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/07(1)........................        1,500         270,000
 ICG Services, Inc.
 Sr. Exchange Disc. Notes
 zero coupon due 5/01/08(1)........................        1,750         236,250
 Intermedia Communications, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 7/15/07(1)........................        1,500       1,245,000
 Intermedia Communications, Inc.
 Sr. Notes, Series B
 8.88% due 11/01/07................................        1,000         960,000
 MPower Communications Corp.
 Sr. Notes
 13.00% due 4/01/10................................        2,250       1,462,500
 Nextlink Communications, Inc.
 Sr. Disc. Notes
 zero coupon due 12/01/09(1).......................        1,000         520,000
 NorthPoint Communications Group, Inc. Sr. Notes
  12.88% due 2/15/10...............................          750         750,000
 Orbcomm Global LP/Capital
 Sr. Notes, Series B
 14.00% due 8/15/04(7).............................        1,250         187,500
 Primus Telecommunications, Inc.
 Sr. Notes
 12.75% due 10/15/09...............................        1,750         910,000
 PSINet, Inc.
 Sr. Notes
 11.00% due 8/01/09................................        1,250         812,500
 PSINet, Inc.
 Sr. Notes
 11.50% due 11/01/08...............................        3,250       2,161,250
 Telehub Communications Corp.
 Sr. Disc. Notes
 zero coupon due 7/31/05(1)........................        1,500         240,000
 Vialog Corp.
 Sr. Notes
 12.75% due 11/15/01...............................        1,500       1,200,000
 Viatel, Inc.
 Sr. Disc. Notes
 zero coupon due 4/15/08(1)........................        2,000         720,000

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited) -- (continued)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
BONDS & NOTES (continued)
Telecommunications (continued)
 Worldwide Fiber, Inc.
 Sr. Notes
 12.50% due 12/15/05..............................     $  2,500    $  2,425,000
                                                                   ------------
                                                                     21,417,300
                                                                   ------------
Total Bonds & Notes
 (cost $134,694,314)..............................                  114,266,380
                                                                   ------------
FOREIGN BONDS & NOTES--8.6%
Broadcasting--0.3%
 Central European Media Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04................................        1,800         342,000
                                                                   ------------
Cable--0.5%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 zero coupon
 due 11/01/02(1)(6)(7)............................        1,000          20,000
 Callahan NRH
 Senior Disc. Notes
 zero coupon due 7/15/10(1)(5)....................        1,500         690,000
                                                                   ------------
                                                                        710,000
                                                                   ------------
Cellular--1.7%
 Celcaribe SA
 Sr. Notes
 14.50% due 3/15/04(5)............................        1,250         978,125
 Occidente Y Caribe Celular SA
  Sr. Disc. Notes, Series B
  zero coupon due 3/15/04(1)......................        2,000       1,450,000
                                                                   ------------
                                                                      2,428,125
                                                                   ------------
Energy Services--3.2%
 Statia Terminals International NV Mortgage Notes,
  Series B
  11.75% due 11/15/03.............................        4,500       4,528,125
                                                                   ------------
Manufacturing--2.3%
 Filtronic PLC
  Sr. Notes
  10.00% due 12/01/05.............................        2,000       1,860,000
 International Utility Structures
  Sr. Subordinated Notes
  10.75% due 2/01/08..............................        2,000       1,440,000
                                                                   ------------
                                                                      3,300,000
                                                                   ------------

                                                      Principal
                                                        Amount
                                                   (in thousands) /    Value
               Security Description                     Shares        (Note 2)

Paging--0.1%
 Paging Network Do Brasil SA
  Sr. Notes
  13.50% due 6/06/05.............................      $  1,400     $     91,000
                                                                    ------------
Telecommunications--0.5%
 GT Group Telecom, Inc.
  Senior Discount Exchange Note
  zero coupon due 2/01/10(1).....................         1,500          645,000
 Poland Telecom Finance BV
  Guaranteed Sr. Notes, Series B
  14.00% due 12/01/07(6)(7)......................         1,000           30,000
                                                                    ------------
                                                                         675,000
                                                                    ------------
Total Foreign Bonds & Notes
 (cost $17,540,999)..............................                     12,074,250
                                                                    ------------
PREFERRED STOCK--9.1%
Business Services--0.0%
 Earthwatch, Inc., Series C
  8.50%(4)(5)(6).................................        85,916              859
                                                                    ------------
Cable--3.7%
 CSC Holdings, Inc. 11.13%(4)....................        49,122        5,206,955
                                                                    ------------
Cellular--1.9%
 Nextel Communications, Inc.
   11.13%(4).....................................         2,745        2,635,200
                                                                    ------------
Telecommunications--3.5%
 Broadwing Communications, Inc. 12.50%...........         4,000        4,040,000
 Global Crossing Ltd. 6.75%(5)...................           750          186,188
 Global Crossings Ltd.
  7.00%(5).......................................         2,600          502,775
 Mpower Communications Corp. 7.25%...............        10,000          141,250
                                                                    ------------
                                                                       4,870,213
                                                                    ------------
Total Preferred Stock
 (cost $13,225,419)..............................                     12,713,227
                                                                    ------------

    SunAmerica High Income Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited) -- (continued)



                                                         Shares/     Value
                  Security Description                   Warrants   (Note 2)

------------------------------------------------------------------------------
COMMON STOCK--0.0%
Cellular--0.0%
 International Wireless Communications
  Holdings, Inc.(6)....................................   157,120 $     15,712
                                                                  ------------
Gaming--0.0%
 Capital Gaming International, Inc.+(6)................       241            2
                                                                  ------------
Paging--0.0%
 Paging Do Brazil Holdings Co.
  LLC, Class B+(5)(6)..................................     1,400           14
                                                                  ------------
Total Common Stock
 (cost $294,434).......................................                 15,728
                                                                  ------------

WARRANTS--0.4%+
Broadcasting--0.1%
 XM Satellite Radio, Inc...............................     1,000      140,000
                                                                  ------------
Cable--0.1%
 Knology Holdings, Inc.(5)(6)..........................         5       11,250
 UIH Australia Pacific, Inc.(6)........................         1       60,000
                                                                  ------------
                                                                        71,250
                                                                  ------------
Cellular--0.0%
 Leap Wireless International, Inc.(5)..................         2       67,500
 Occidente Y Caribe Celular SA(5)(6)...................         8           80
                                                                  ------------
                                                                        67,580
                                                                  ------------
Energy Services--0.1%
 Key Energy Services, Inc. ............................         2      122,550
                                                                  ------------
Media--0.0%
 Park-N-View, Inc.(6)..................................         2       12,000
                                                                  ------------
Shipping--0.0%
 Golden Ocean Group Ltd.(6) ...........................         3            0
                                                                  ------------
Telecommunications--0.1%
 GT Group Telecom, Inc.................................         2      120,000
 KMC Telecom Holdings, Inc.(5)(6)......................         4        9,125
 Motient Corp. ........................................         2       70,000
 Poland Telecom Finance BV(2)(5)(6)....................         1           10
 Telehub Communications Corp.(5)(6)....................         2           15
                                                                  ------------
                                                                       199,150
                                                                  ------------
Total Warrants
 (cost $628,729).......................................                612,530
                                                                  ------------
Total Investment Securities--99.0%
 (cost $166,383,894)...................................            139,682,115
                                                                  ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

SHORT-TERM SECURITIES--0.4%
Gaming--0.0%
 Capital Gaming International, Inc.
 Sr. Secured Notes
  12.00% due 5/28/01(6)............................     $      1    $        600
                                                                    ------------
Shipping--0.4%
 Golden Ocean Group Ltd.
 Sr. Notes
  10.00% due 8/31/01(7) ...........................        3,400         539,750
                                                                    ------------
Total Short-term Securities
 (cost $3,129,015).................................                      540,350
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $169,512,909*)..............................         99.4%    140,222,465
Other assets less liabilities......................          0.6         895,039
                                                        --------    ------------
NET ASSETS--                                               100.0%   $141,117,504
                                                        ========    ============

------
* See Note 5
+ Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Bond issued as part of a unit which includes an equity component
(3) Variable rate security; rate as of September 30, 2000
(4) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash
(5) Resale restricted to qualified institutional buyers
(6) Fair valued security; see Note 2
(7) Bond in default
(8) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security

See Notes to Financial Statements

    SunAmerica Tax-Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS--96.5%
Alaska--0.8%
 Alaska State Housing Finance Corp., Series A-2,
  7.50% due 12/01/15+...............................     $  695     $   695,931
                                                                    -----------
Arizona--1.7%
 Pima County, Arizona Unified School District Number
  1,
  General Obligation,
  7.50% due 7/01/10+................................      1,200       1,445,232
                                                                    -----------
Arkansas--0.1%
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue,
  9.00% due 6/01/14+................................        120         121,326
                                                                    -----------
California--0.7%
 Anaheim, California Public Financing Authority,
  Revenue, Series A,
  zero coupon due 9/01/18+..........................      1,500         554,535
                                                                    -----------
Colorado--2.6%
 Highlands Ranch Metropolitan District, Colorado
  General Obligation,
  6.50% due 6/15/09+................................      1,960       2,187,380
                                                                    -----------
Georgia--3.7%
 Municipal Electric Authority, Georgia Special
  Obligation, Series Y,
  6.40% due 1/01/09+................................      1,250       1,372,388
 Municipal Electric Authority, Georgia Special
  Obligation, Series Y,
  6.40% due 1/01/13+................................      1,500       1,667,250
                                                                    -----------
                                                                      3,039,638
                                                                    -----------
Idaho--1.0%
 Idaho Housing & Finance Association, Single Family
  Mortgage,
  5.63% due 7/01/15.................................        865         863,201
                                                                    -----------
Illinois--14.0%
 Chicago Illinois Board Of Education, General
  Obligation,
  6.75% due 12/01/11+...............................      2,000       2,292,960
 Cook & Du Page Counties, Illinois High School,
  District Number 210, General Obligation,
  zero coupon due 12/01/12+.........................      1,600         839,440

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

Illinois (continued)
 Cook County, Illinois Community College, District
  Number 508,
  7.70% due 12/01/07+...............................     $4,000     $ 4,699,120
 Illinois Health Facilities Authority, Lutheran
  General Health Systems,
  7.00% due 4/01/08+................................      3,400       3,834,792
                                                                    -----------
                                                                     11,666,312
                                                                    -----------
Kentucky--4.5%
 Louisville & Jefferson County, Kentucky Regional
  Airport Authority, Series A,
  6.50% due 7/01/17+................................      3,500       3,752,070
                                                                    -----------
Louisiana--3.0%
 New Orleans, Louisiana,
  Revenue Refunding,
  5.50% due 12/01/21+...............................      2,500       2,472,050
                                                                    -----------
Maine--2.1%
 Maine State Housing Authority Mortgage Purchase,
  Revenue, Series C 5.95% due 11/15/20..............      1,700       1,708,755
                                                                    -----------
Massachusetts--1.1%
 Massachusetts State Housing Finance Agency, Insured
  Rental, Series A,
  6.60% due 7/01/14+................................        875         909,169
                                                                    -----------
Michigan--4.0%
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local
  Government Loan,
  zero coupon due 5/01/16+..........................      2,735       1,147,469
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local
  Government Loan,
  zero coupon due 5/01/17+..........................      2,875       1,131,686
 Michigan State Hospital Finance Authority, Revenue,
  Series A,
  6.25% due 11/15/14+...............................      1,000       1,058,370
                                                                    -----------
                                                                      3,337,525
                                                                    -----------
Minnesota--2.6%
 Minneapolis & St. Paul Minnesota, Metropolitan
  Airports,
  Revenue, Series B1
  5.63% due 1/01/14+................................      2,100       2,128,392
                                                                    -----------

    SunAmerica Tax Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited) -- (continued)


                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Missouri--6.6%
 Missouri State Housing Development Commission,
  Insured, Single Family Mortgage, Revenue,
  9.38% due 4/01/16+................................     $    5     $     5,001
 Sikeston, Missouri Electric, Revenue,
  6.20% due 6/01/10+................................      5,000       5,507,700
                                                                    -----------
                                                                      5,512,701
                                                                    -----------
Nevada--7.6%
 Clark County, Nevada Public Facilities, General
  Obligation, Series C,
  5.00% due 6/01/24+................................      1,500       1,350,000
 Nevada Housing Division, Single Family Mortgage
  Revenue, Series A,
  8.63% due 4/01/16+(1).............................      4,945       5,013,587
                                                                    -----------
                                                                      6,363,587
                                                                    -----------
New Jersey--3.4%
 New Jersey State Transportation Trust Fund
  Authority, Transportation Systems Revenue, Series
  B,
  6.50% due 6/15/10+................................      2,500       2,822,450
                                                                    -----------
New Mexico--0.1%
 New Mexico Mortgage Finance Authority, Single
  Family Mortgage Revenue, Series C,
  8.63% due 7/01/17+................................         85          85,166
                                                                    -----------
New York--5.4%
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/13+................................        445         540,519
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/14+................................        555         677,200
 Port Authority of New York & New Jersey Special
  Obligation, Revenue, JFK International
  Air Terminal 6,
  6.25% due 12/01/11+...............................      3,000       3,301,560
                                                                    -----------
                                                                      4,519,279
                                                                    -----------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

North Carolina--2.5%
 North Carolina Housing Finance Agency, Revenue,
  Home Ownership, Series 8 A
  6.20% due 7/01/16.................................     $2,000     $ 2,061,360
                                                                    -----------
North Dakota--0.5%
 North Dakota State Housing Finance Agency, Single
  Family Mortgage Revenue, Series A, 7.38% due
  7/01/17+..........................................        395         395,988
                                                                    -----------
Ohio--5.0%
 Lucas County, Ohio Hospital Revenue, St Vincent
  Medical Center,
  6.50% due 8/15/07+................................      2,885       3,026,769
 Woodridge, Ohio Local School District, General
  Obligation,
  6.80% due 12/01/14+...............................      1,000       1,162,020
                                                                    -----------
                                                                      4,188,789
                                                                    -----------
Oklahoma--2.0%
 Grand River Dam Authority, Oklahoma Revenue
  Refunding,
  6.25% due 6/01/11+................................      1,500       1,658,730
                                                                    -----------
Pennsylvania--0.1%
 Pennsylvania Housing Finance Agency, Multi-Family
  Mortgage,
  9.38% due 8/01/28+................................        120         121,448
                                                                    -----------
South Dakota--2.8%
 South Dakota St Health & Educational Facilities
  Authority, Revenue,
  6.25% due 7/01/10+................................      2,120       2,319,004
                                                                    -----------
Texas--14.4%
 Bexar County, Texas Health Facilities Development
  Corp., Hospital Revenue,
  6.75% due 8/15/19+................................      2,000       2,180,800
 Harris County, Texas Hospital District Mortgage,
  Revenue,
  7.40% due 2/15/10+................................      2,500       2,826,000
 Houston, Texas Independent School District, General
  Obligation, Series A,
  5.00% due 2/15/19+................................      5,000       4,588,200

    SunAmerica Tax Exempt Insured Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 (unaudited) -- (continued)

                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Texas (continued)
 Houston, Texas Water Conveyance Systems Contract,
  Series J, Certificates of Participation,
  6.13% due 12/15/08+...............................      $1,250     $ 1,348,000
 San Antonio, Texas, Hotel Occupancy, Revenue,
  zero coupon due 8/15/17+..........................       2,700       1,032,048
                                                                     -----------
                                                                      11,975,048
                                                                     -----------
Virginia--1.2%
 Virginia State Housing Development Authority,
  Multi-Family, Series H,
  5.50% due 5/01/13.................................       1,000       1,000,630
                                                                     -----------
Washington--3.0%
 Washington State, Series C,
 6.00% due 7/01/15..................................       2,000       2,150,380
 Washington State Housing Finance Commission, Multi-
  Family Mortgage Revenue, Series A,
  9.13% due 7/01/10+................................         380         383,880
                                                                     -----------
                                                                       2,534,260
                                                                     -----------
Total Investment Securities--96.5%
 (cost $76,818,315).................................                  80,439,956
                                                                     -----------

                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

SHORT TERM INVESTMENTS--1.1%
Texas--1.1%
 Harris County Texas Health
  Facilities Development Corp.
  St. Lukes Episcopal
  Hospital, Revenue,
  5.55% due 10/0100
  (cost $900,000)(1)................................     $   900     $   900,000
                                                                     -----------
TOTAL INVESTMENTS--
 (cost $77,718,315*)................................        97.6%     81,339,956
Other assets less liabilities.......................         2.4       1,978,690
                                                         -------     -----------
NET ASSETS--                                              100.00%    $83,318,646
                                                         =======     ===========

------
* See Note 5.
+ All or part of this security is insured by the Government National Mortgage
  Association ("GNMA"), Financial Security Assurance ("FSA"), Financial Guarantee Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), Permenent School Fund
  ("PSF") or American Municipal Bond Assurance Corp. ("AMBAC") ($72,655,630 or 86.8% of Net Assets)
(1) Variable rate security; maturity date reflects next reset date

See Notes to Financial Statements.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited)


Note 1. Organization

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

  U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities of high credit quality and relatively low duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.

  GNMA Fund (formerly Federal Securities Fund) seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities of high credit quality and relatively high duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof, with a significant portion invested in mortgage-backed securities.

  Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective.

  High Income Fund seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds generally with relatively low duration.

  Tax Exempt Insured Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital.

  Each Fund currently offers three classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)
  and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)


  that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of September 30, 2000 the U.S. Government Securities Fund had a 3.50% undivided interest, which represented $7,000,000 in principal amount in a joint repurchase agreement with PaineWebber, Inc. In addition, the U.S. Government Securities Fund, GNMA Fund, and Diversified Income Fund had a 1.06%, 2.40%, and 0.07% undivided interest which represented $1,674,000, $3,801,000, and $109,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. As of such date, the repurchase agreements in the joint account and the collateral therefore were as follows:

  PaineWebber, Inc. Repurchase Agreement, 6.40% dated 9/29/00, in the principal amount of $200,000,000, repurchase price $200,106,667 due 10/02/00, collateralized by $100,000,000 U.S. Treasury Notes 13.88% due 5/15/11, $32,000,000 U.S. Treasury Bonds 7.50% due 11/15/16, and $25,030,000
  U.S. Treasury Notes 5.50% due 7/31/01, approximate aggregate value
  $204,340,631.

  State Street Bank & Trust Co. Repurchase Agreement, 6.35% dated 9/29/00 in the principle amount of $158,414,000, repurchase price $158,497,827 due 10/02/00, collateralized by $166,435,000 U.S. Treasury Bills 6.58% due 3/22/01 approximate aggregate value $161,608,385.

  Securities Transactions, Investment Income, Dividends and Distributions to
  Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Diversified Income Fund and High Income Fund) except original issue discounts for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

  Expenses common to all funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

  Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)
  differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected.


  For the year ended March 31, 2000, the following reclassifications arising from book/tax differences were primarily the result of market discount and paydown losses.

                                       Accumulated       Accumulated
                                    Undistributed Net Undistributed Net
                                       Investment         Realized      Paid-In
                                      Income/(Loss)      Gain/(Loss)    Capital
                                    ----------------- ----------------- -------
     U.S. Government Securities
      Fund.........................     $(802,498)        $802,498       $--
     Federal Securities Fund.......       (75,592)          75,592        --
     Diversified Income Fund.......           --               --         --
     High Income Fund..............           --               --         --
     Tax Exempt Insured Fund.......            26              (26)       --

  Investment Securities Loaned: During the six months ended September 30, 2000, U.S. Government Securities Fund and GNMA Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)



  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Mortgage-Backed Dollar Rolls: During the six months ended September 30, 2000, the U.S. Government Securities Fund and the GNMA Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The U.S. Government Securities Fund and the GNMA Fund had TBA Rolls outstanding at period-end, which are included in receivable for investments sold and payable for investments purchased in the Statement of Assets and Liabilities.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)

  The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                    Management
                                                       Assets          Fees
                                                  ----------------- ----------
   U.S. Government Securities Fund and High
    Income Fund.................................. $0 - $200 million    0.75%
                                                     > $200 million    0.72%
                                                     > $400 million    0.55%
   GNMA Fund..................................... $0 - $25  million    0.55%
                                                     > $25  million    0.50%
                                                     > $50  million    0.45%
   Diversified Income Fund....................... $0 - $350 million    0.65%
                                                     > $350 million    0.60%
   Tax Exempt Insured Fund....................... $0 - $350 million    0.50%
                                                     > $350 million    0.45%

  For the six months ended September 30, 2000, SAAMCo has agreed to reimburse expenses as follows:

        U.S. Government Securities Fund Class II................... $ 3,993
        GNMA Fund Class A..........................................  75,193
        GNMA Fund Class B..........................................  37,388
        GNMA Fund Class II.........................................  10,308
        Diversified Income Fund Class II...........................   6,832
        High Income Fund Class II..................................  12,957
        Tax Exempt Insured Fund Class II...........................   5,461

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)


  literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended September 30, 2000, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class B and Class II fund shares. SACS has advised the Funds that for the six months ended September 30, 2000, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class B and Class II redemptions were as follows:

                                            Class A                  Class B
                             ------------------------------------- ------------
                                                                    Contingent
                              Sales    Affiliated   Non-affiliated   Deferred
                             Charges Broker-dealers Broker-dealers Sales Charge
                             ------- -------------- -------------- ------------
  U.S. Government Securities
   Fund..................... $38,297    $13,748        $16,003       $22,717
  GNMA Fund.................  83,612     41,528         26,187        35,110
  Diversified Income Fund...  31,142     12,840         12,395        29,794
  High Income Fund..........  84,986     39,024         28,463        92,162
  Tax Exempt Insured Fund...  39,339     17,434         13,809         9,687

                                           Class II                  Class II
                             ------------------------------------- ------------
                                                                    Contingent
                              Sales    Affiliated   Non-affiliated   Deferred
                             Charges Broker-dealers Broker-dealers Sales Charge
                             ------- -------------- -------------- ------------
  U.S. Government Securities
   Fund..................... $ 3,069    $ 2,854        $   215       $ 3,069
  GNMA Fund.................  17,285      6,145         11,140         1,789
  Diversified Income Fund...  10,928      4,127          6,801           717
  High Income Fund..........  39,684      6,865         32,819        14,475
  Tax Exempt Insured Fund...   1,845      4,359         (2,514)          179

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the six months ended September 30, 2000 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)

                                                               Payable At
                                          Expenses         September 30, 2000
                                   ----------------------- -------------------
                                                    Class  Class  Class  Class
                                   Class A  Class B   II     A      B     II
                                   -------- ------- ------ ------ ------ -----
   U.S. Government Securities
    Fund.......................... $166,235 $37,245 $  900 27,518  4,970   151
   GNMA Fund......................   51,666  23,116  2,478  9,368  3,569   558
   Diversified Income Fund........   32,284  23,735  1,954  5,301  3,467   431
   High Income Fund...............   66,104  88,700 15,215 11,075 14,436 2,712
   Tax Exempt Insured Fund........   74,686  17,092    684 12,336  2,672   121

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended September 30, 2000 were as follows:

                                  U.S.
                               Government                  Diversified      High      Tax Exempt
                               Securities        GNMA        Income        Income       Insured
                                  Fund           Fund         Fund          Fund         Fund
                             --------------  ------------  -----------  ------------  -----------
   Purchases (excluding
    U.S. government
    securities)............  $          --   $        --   $11,110,220  $ 82,856,281  $ 5,887,460
   Sales (excluding U.S.
    government securities).             --            --    15,233,591    99,181,026    9,218,542
   Purchases of U.S.
    government securities..   1,239,003,605   328,925,074      541,563           --           --
   Sales of U.S. government
    securities.............   1,230,517,868   321,422,444    1,961,094           --           --

Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue
  Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes (which approximates tax basis), including short-term securities and repurchase agreements, were as follows:

                                  U.S.
                               Government                  Diversified      High      Tax Exempt
                               Securities        GNMA        Income        Income       Insured
                                  Fund           Fund         Fund          Fund         Fund
                             --------------  ------------  -----------  ------------  -----------
   Cost....................  $  197,866,072  $ 91,089,729  $56,726,276  $169,512,909  $77,718,315
                             ==============  ============  ===========  ============  ===========
   Appreciation............  $      504,994  $    434,386  $   636,689  $  1,818,588  $ 3,661,807
   Depreciation............       3,481,368       757,481    8,434,595    31,109,032       40,166
                             --------------  ------------  -----------  ------------  -----------
   Unrealized appreciation
    (depreciation)--net....  $   (2,976,374) $   (323,095) $(7,797,906) $(29,290,444) $ 3,621,641
                             ==============  ============  ===========  ============  ===========

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)



  At March 31, 2000, U.S. Government Securities Fund, GNMA Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had capital loss carryforwards of $28,752,971, $766,687, $29,533,536, $34,344,180 and
  $2,332,376, respectively, which were available to the extent provided in regulations and which will expire between 2003-2008. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

  U.S. Government Securities Fund, GNMA Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had post October 31, 1999 capital loss deferrals of $734,665, $68,907, $2,760,176, $4,816,587 and $695,084,
  respectively.

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                  U.S. Government Securities Fund
                  -------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                  --------------------------------------------------  ---------------------------------------------------
                          For the                   For the                   For the                   For the
                     six months ended             year ended             six months ended              year ended
                    September 30, 2000          March 31, 2000          September 30, 2000           March 31, 2000
                  ------------------------  ------------------------  ------------------------  -------------------------
                    Shares       Amount       Shares       Amount       Shares       Amount       Shares        Amount
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Shares sold.....   3,128,922  $ 26,062,533   8,952,098  $ 75,324,127     229,935  $  1,866,650    1,913,093  $ 16,144,616
Reinvested
 dividends......     307,073     2,563,749     574,827     4,824,903      63,857       532,808      264,380     2,227,767
Shares redeemed.  (3,500,799)  (29,180,680) (7,056,436)  (59,082,137) (2,287,058)  (19,019,362) (10,211,456)  (85,944,767)
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Net increase
 (decrease).....     (64,804) $   (554,398)  2,470,489  $ 21,066,893  (1,993,266) $(16,619,904)  (8,033,983) $(67,572,384)
                  ==========  ============  ==========  ============  ==========  ============  ===========  ============
                            U.S. Government Securities
                                       Fund
                  --------------------------------------------------
                                     Class II
                  --------------------------------------------------
                                                For the period
                          For the                June 1, 1999*
                     six months ended               through
                    September 30, 2000          March 31, 2000
                  ------------------------  ------------------------
                    Shares       Amount       Shares       Amount
                  ----------  ------------  ----------  ------------
Shares sold.....      40,714  $    342,496     520,411  $  4,361,789
Reinvested
 dividends......       2,015        16,826       6,036        50,475
Shares redeemed.     (47,128)     (394,659)   (417,369)   (3,459,364)
                  ----------  ------------  ----------  ------------
Net increase
 (decrease).....      (4,399) $    (35,337)    109,078  $    952,900
                  ==========  ============  ==========  ============

* Commencement of sale of respective class of shares

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)

                                                                GNMA Fund
                        -------------------------------------------------------------------------------------------------
                                           Class A                                          Class B
                        ------------------------------------------------  -----------------------------------------------
                               For the                  For the                 For the                  For the
                          six months ended            year ended            six months ended           year ended
                         September 30, 2000         March 31, 2000         September 30, 2000        March 31, 2000
                        ----------------------  ------------------------  ---------------------  ------------------------
                         Shares      Amount       Shares       Amount      Shares     Amount       Shares       Amount
                        ---------  -----------  ----------  ------------  --------  -----------  ----------  ------------
Shares sold............ 1,194,499  $12,396,296   2,075,249  $ 21,624,849   267,504  $ 2,759,813   1,015,469  $ 10,632,909
Reinvested dividends...    87,691      920,368     144,517     1,505,157    35,415      372,326      76,513       799,808
Shares redeemed........  (579,697)  (5,924,942) (1,333,208)  (13,858,079) (574,597)  (5,978,891) (1,381,791)  (14,420,366)
                        ---------  -----------  ----------  ------------  --------  -----------  ----------  ------------
Net increase
 (decrease)............   702,493  $ 7,391,722     886,558  $  9,271,927  (271,678) $(2,846,752)   (289,809) $ (2,987,649)
                        =========  ===========  ==========  ============  ========  ===========  ==========  ============
                                          GNMA Fund
                        ------------------------------------------------
                                          Class II
                        ------------------------------------------------
                                                    For the period
                               For the               June 1, 1999*
                          six months ended              through
                         September 30, 2000         March 31, 2000
                        ----------------------  ------------------------
                         Shares      Amount       Shares       Amount
                        ---------  -----------  ----------  ------------
Shares sold............   177,538  $ 1,864,278     182,286  $  1,899,598
Reinvested dividends...     4,552       48,011       2,300        23,931
Shares redeemed........   (13,788)    (146,172)    (50,121)     (519,298)
                        ---------  -----------  ----------  ------------
Net increase...........   168,302  $ 1,766,117     134,465  $  1,404,231
                        =========  ===========  ==========  ============

* Commencement of sale of respective class of shares

                                                       Diversified Income Fund
                     ---------------------------------------------------------------------------------------------------
                                        Class A                                           Class B
                     ------------------------------------------------  -------------------------------------------------
                            For the                  For the                  For the                   For the
                        six months ended            year ended            six months ended            year ended
                       September 30, 2000         March 31, 2000         September 30, 2000         March 31, 2000
                     -----------------------  -----------------------  -----------------------  ------------------------
                       Shares      Amount       Shares      Amount       Shares      Amount       Shares       Amount
                     ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Shares sold.........  1,383,698  $ 5,089,590   2,852,211  $10,815,152     517,257  $ 1,913,223   1,159,770  $  4,401,412
Reinvested
 dividends..........    181,638      673,133     423,205    1,603,381     136,171      505,725     416,385     1,583,197
Shares redeemed..... (1,342,991)  (4,978,531) (2,627,174)  (9,961,131) (2,115,188)  (7,828,018) (4,644,572)  (17,645,412)
                     ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Net increase
 (decrease).........    222,345  $   784,192     648,242  $ 2,457,402  (1,461,760) $(5,409,070) (3,068,417) $(11,660,803)
                     ==========  ===========  ==========  ===========  ==========  ===========  ==========  ============
                                  Diversified Income
                                         Fund
                     ------------------------------------------------
                                       Class II
                     ------------------------------------------------
                                                  For the period
                            For the               June 1, 1999*
                        six months ended             through
                       September 30, 2000         March 31, 2000
                     -----------------------  -----------------------
                       Shares      Amount       Shares      Amount
                     ----------  -----------  ----------  -----------
Shares sold.........    336,179  $ 1,242,021     395,901  $ 1,511,781
Reinvested
 dividends..........     16,681       61,875       6,660       25,132
Shares redeemed.....    (42,266)    (156,964)    (22,483)     (86,512)
                     ----------  -----------  ----------  -----------
Net increase........    310,594  $ 1,146,932     380,078  $ 1,450,401
                     ==========  ===========  ==========  ===========

* Commencement of sale of respective class of shares

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 (unaudited) --
    (continued)



                                                          High Income Fund
                  -------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                  --------------------------------------------------  ---------------------------------------------------
                          For the                   For the                   For the                   For the
                     six months ended             year ended             six months ended              year ended
                    September 30, 2000          March 31, 2000          September 30, 2000           March 31, 2000
                  ------------------------  ------------------------  ------------------------  -------------------------
                    Shares       Amount       Shares       Amount       Shares       Amount       Shares        Amount
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Shares sold.....   4,638,327  $ 27,283,211   6,048,152  $ 38,286,926   3,923,833  $ 23,116,994    8,810,923  $ 55,949,603
Reinvested
 dividends......     308,472     1,821,093     634,192     4,033,854     320,341     1,893,474      826,011     5,274,504
Shares redeemed.  (5,721,687)  (33,556,812) (6,832,998)  (43,512,831) (6,248,574)  (37,065,905) (13,389,689)  (85,885,750)
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Net decrease....    (774,888) $ (4,452,508)   (150,654) $ (1,192,051) (2,004,400) $(12,055,437)  (3,752,755) $(24,661,643)
                  ==========  ============  ==========  ============  ==========  ============  ===========  ============

                                    High Income
                                       Fund
                  --------------------------------------------------
                                     Class II
                  --------------------------------------------------
                          For the                   For the
                     six months ended             year ended
                    September 30, 2000          March 31, 2000
                  ------------------------  ------------------------
                    Shares       Amount       Shares       Amount
                  ----------  ------------  ----------  ------------
Shares sold.....   1,222,261  $  7,221,492   3,704,462  $ 23,505,992
Reinvested
 dividends......      42,738       253,150      95,689       608,097
Shares redeemed.    (855,591)   (5,019,113) (3,320,055)  (20,871,362)
                  ----------  ------------  ----------  ------------
Net increase....     409,408  $  2,455,529     480,096  $  3,242,727
                  ==========  ============  ==========  ============

                                                      Tax Exempt Insured Fund
                  -------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                  --------------------------------------------------  ---------------------------------------------------
                          For the                   For the                   For the                   For the
                     six months ended             year ended             six months ended              year ended
                    September 30, 2000          March 31, 2000          September 30, 2000           March 31, 2000
                  ------------------------  ------------------------  ------------------------  -------------------------
                    Shares       Amount       Shares       Amount       Shares       Amount       Shares        Amount
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Shares sold.....     452,562  $  5,623,673     250,692  $  3,125,661      77,118  $    953,059      206,798  $  2,569,322
Reinvested
 dividends......      66,784       827,703     137,926     1,719,934      11,576       143,394       29,849       372,813
Shares redeemed.    (617,746)   (7,668,729) (1,016,431)  (12,619,306)   (236,337)   (2,931,278)    (578,300)   (7,196,953)
                  ----------  ------------  ----------  ------------  ----------  ------------  -----------  ------------
Net decrease....     (98,400) $ (1,217,353)   (627,813) $ (7,773,711)   (147,643) $ (1,834,825)    (341,653) $ (4,254,818)
                  ==========  ============  ==========  ============  ==========  ============  ===========  ============

                                Tax Exempt Insured
                                       Fund
                  --------------------------------------------------
                                     Class II
                  --------------------------------------------------
                                                For the period
                          For the                June 1, 1999*
                     six months ended               through
                    September 30, 2000          March 31, 2000
                  ------------------------  ------------------------
                    Shares       Amount       Shares       Amount
                  ----------  ------------  ----------  ------------
Shares sold.....       9,207  $    112,968      47,959  $    596,931
Reinvested
 dividends......         628         7,789         631         7,770
Shares redeemed.      (3,722)      (45,412)     (1,940)      (24,382)
                  ----------  ------------  ----------  ------------
Net increase....       6,113  $     75,345      46,650  $    580,319
                  ==========  ============  ==========  ============

* Commencement of sale of respective class of shares

    SunAmerica Income Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30 2000 (unaudited) --
    (continued)

Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the six months ended September 30, 2000, the Diversified Income Fund and the High Income Fund had borrowings outstanding for 16 and 66 days, respectively, under the line of credit and incurred $544 and $69,248, respectively in interest charges related to these borrowings. The Diversified Income and the High Income Fund's average amount of debt under the line of credit for the days utilized was $2,861,792 and 5,665,755 at a weighted average interest of 6.98% and 6.71%, respectively.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of September 30, 2000, U.S. Government Securities Fund, GNMA Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had accrued $92,775, $11,778, $21,106, $31,458 and $26,048, respectively, for the
  Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the six months ended September 30, 2000 expensed $2,106, $626, $544, $1,728 and $847, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

[LOGO]SunAmerica
      Mutual Funds


   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204





Trustees
   S. James Coppersmith
   Samuel M. Eisenstat
   Stephen J. Gutman
   Peter A. Harbeck
   Sebastiano Sterpa

Officers
   Peter A. Harbeck, President
   Michael Cheah, Vice President
   Laura E. Filippone, Assistant Treasurer
   James T. McGrath, Vice President
   J. Steven Neamtz, Vice President
   John Risner, Vice President
   Robert M. Zakem, Secretary
   Peter C. Sutton, Treasurer
   Donna M. Handel, Assistant Treasurer
   Cheryl L. Hawthorne, Assistant Treasurer
   Peter E. Pisapia, Assistant Secretary
   Abbe P. Stein, Assistant Secretary

Investment Adviser
   SunAmerica Asset Management Corp.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Distributor
   SunAmerica Capital Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Shareholder Servicing Agent
   SunAmerica Fund Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Custodian and Transfer Agent
   State Street Bank and Trust Company
   P.O. Box 419572
   Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.












Distributed by:
SunAmerica Capital Services, Inc.

[LOGO OF AIG] Member of American International Group, Inc.

INSAN-9/00